AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 19, 1998
                                      SECURITIES ACT REGISTRATION NO. 333-______
                                        INVESTMENT COMPANY ACT FILE NO. 811-4611
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-2
                        (Check appropriate box or boxes)

[x]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-effective Amendment No.
[ ]  Post-effective Amendment No.

and/or

[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x]  Amendment No. 30

THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
Exact Name of Registrant Specified in Charter

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of Principal Executive Offices                               (Number, Street, City, State, Zip Code)

(800) 451-6788
Registrant's Telephone Number, Including Area Code


RICHARD P. STRICKLER                                                 45 Broadway, New York, New York 10006
Name and Address                                                     (Number, Street, City, State, Zip Code of Agent for Service)

Copies to:

Margaret A. Bancroft, Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112

John A. MacKinnon, Brown & Wood LLP, One World Trade Center, New York, New York 10048

Allan S. Mostoff, Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006

As soon as practicable after the effective date of this  Registration  Statement
Approximate Date of Proposed Public Offering

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
============================= ==================== ===================  ===================== ======================
                                                   Proposed Maximum     Proposed Maximum
Title of Securities           Amount               Offering Price       Aggregate              Amount of
Being Registered              Being Registered     Per Unit             Offering Price         Registration Fee(1)
============================= ==================== ==================== ====================== =====================

Common Stock                  81,143,470 shares    $6.375               $517,289,621.25        $152,600.44
($.01 par value)
============================= ==================== ==================== ====================== =====================

(1) Estimated pursuant to Rule 457(c) on the basis of market value per share on August 14, 1998.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                              CROSS REFERENCE SHEET

       BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS


Parts A and B
Item No. Caption                                 Location in Prospectus
1. Outside Front Cover                           Outside Front Cover Page
2. Inside Front and Outside Back Cover Page      Inside Front and Outside Back Cover Page
3. Fee Table and Synopsis                        Prospectus Summary; Fund Expenses
4. Financial Highlights                          Financial Highlights; Senior Securities
5. Plan of Distribution                          Prospectus Summary; The Offer; Distribution Arrangements; Fund
                                                 Expenses
6. Selling Shareholders                          Not Applicable
7. Use of Proceeds                               Use of Proceeds
8. General Description of the Registrant         Cover Page; Prospectus Summary; The Fund; Risk Factors and Special
                                                 Considerations; Investment Objectives and Policies; Investment
                                                 Restrictions; Description of Common Stock; Capital Stock
9. Management                                    Management of the Fund; Management Agreement and Advisory Agreement;
                                                 Administration Agreement; Custodian, Dividend Paying Agents,
                                                 Transfer Agents, Registrar, and Auction Agent
10. Capital Stock, Long-Term Debt, and Other     Prospectus Summary; Description of Common Stock; Capital Stock;
Securities                                       Dividends and Distributions; Dividend Reinvestment and Cash Purchase
                                                 Plan; Taxation
11. Defaults and Arrears on Senior Securities    Not Applicable
12. Legal Proceedings                            Not Applicable
13. Table of Contents of the Statement of        Not Applicable
Additional Information
14. Cover Page                                   Not Applicable
15. Table of Contents                            Not Applicable
16. General Information and History              Cover Page; The Fund
17. Investment Objective and Policies            Investment Objective and Policies; Investment Restrictions;
                                                 Portfolio Transactions and Brokerage
18. Management                                   Management of the Fund
19. Control Persons and Principal Holders of     Management of the Fund -- Share Ownership
Securities
20. Investment Advisory and Other Services       Fund Expenses; Management Agreement and Advisory Agreement;
                                                 Administration Agreement; Custodian; Dividend Paying Agents,
                                                 Transfer Agents and Registrars; Experts
21. Brokerage Allocation and Other Practices     Portfolio Transactions and Brokerage
22. Tax Status                                   Taxation
23. Financial Statements                         Financial Statements
Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                 SUBJECT TO COMPLETION -- DATED AUGUST 19, 1998

PROSPECTUS
--------------------------------------------------------------------------------

                       ___________ Shares of Common Stock

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                   Issuable Upon Exercise of Non-Transferable
               Rights to Subscribe for Such Shares of Common Stock

                       American Stock Exchange Symbol: FAX
                       Pacific Stock Exchange Symbol: FAX
--------------------------------------------------------------------------------

The First Australia Prime Income Fund, Inc. (the "Fund") will issue to its stockholders of record as of the close of business on __________, 1998 (the "Record Date"), non-transferable rights (the "Rights") entitling the holders thereof to subscribe for up to an aggregate of __________ shares (the "Shares") of the Fund's common stock, par value $.01 (the "Common Stock"), at the rate of ONE SHARE OF COMMON STOCK FOR EACH WHOLE RIGHT HELD (the "Offer"). Stockholders of record will receive one-third of a non-transferable Right for each share of Common Stock held and stockholders who fully exercise their Rights will have, subject to certain limitations and subject to allotment, an OVER-SUBSCRIPTION privilege (the "Over-Subscription Privilege"). Fractional shares will not be issued upon the exercise of Rights; accordingly, only whole Rights may be exercised. The Rights are non-transferable and will not be admitted for trading on the American Stock Exchange (the "AMEX") or any other exchange. The Fund's Common Stock is listed on the AMEX and the Pacific Stock Exchange (the "PSE") under the symbol "FAX." See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (a) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE AMEX ON __________, 1998 (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS OR (b) THE NET ASSET VALUE ("NAV") PER SHARE AS OF THE PRICING DATE (THE "SUBSCRIPTION PRICE").

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). FOR ADDITIONAL INFORMATION REGARDING THE OFFER, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION (THE "INFORMATION AGENT") AT (800) 733-8481 Ext. 422.

The Fund is a non-diversified, closed-end management investment company. The Fund's principal investment objective is current income through investment primarily in Australian dollar-denominated debt securities. In May 1998, the Fund's Common and Preferred stockholders approved a series of proposals allowing the Fund to invest up to 35% of its assets in Asian debt securities. The Fund may also achieve incidental capital appreciation. See "Investment Objective and Policies; Investment Restrictions." Investment in the Fund involves certain risks and special considerations, including risks associated with currency fluctuations and the Fund's leveraged capital structure. See "RISK FACTORS AND SPECIAL CONSIDERATIONS." The Fund's Investment Manager is EquitiLink International Management Limited (the "Investment Manager"), an affiliate of EquitiLink Australia Limited, the Fund's Investment Adviser (the "Investment Adviser"). Prudential Investments Fund Management LLC acts as the Fund's Administrator. The address of the Fund is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and its telephone number is (800) 451-6788.

The Fund announced the Offer prior to the commencement of trading on the AMEX on ________, 1998. The NAV per share of Common Stock at the close of business on
________, 1998 and ________, 1998 was $________ and $________, respectively, and the last reported sales prices per share of the Fund's Common Stock on the AMEX on those dates were $_________ and $_________, respectively.

As a result of the terms of the Offer, stockholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price will be less than the current NAV per share, the Offer will result in an immediate dilution of the NAV per share for all existing stockholders. The dilution, which might be substantial, is not currently determinable because it is not known how many Shares will be subscribed for, what the NAV or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be. Stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of the their Rights. See "The Offer" and "Risk Factors and Special Considerations." INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND TO RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


==================================================================================================================================

                                           Estimated                      Estimated                         Estimated Proceeds
                                     Subscription Price(1)              Sales Load(2)                           to Fund(3)
==================================================================================================================================

Per Share...............         $                              $                              $
================================ ============================== ============================== ===================================

Total Maximum...........         $                              $                              $
================================ ============================== ============================== ===================================

                                                Footnotes set forth on next page

                                 DEALER MANAGERS

         PRUDENTIAL SECURITIES INCORPORATED

                         A.G. EDWARDS & SONS, INC.

                                   SALOMON SMITH BARNEY

         _________, 1998

(continued from previous page)

 (1) Estimated on the basis of the average of the last reported sales prices of a share of the Fund's Common Stock on the AMEX on ________, 1998 and the four preceding business days. Pursuant to the Over-Subscription Privilege, the Fund may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $_________, the total maximum Estimated Sales Load will be approximately $_________ and the total maximum Estimated Proceeds to Fund will be approximately $_________.

(2) In connection with the Offer, the Fund has agreed to pay Prudential Securities Incorporated, Salomon Smith Barney and A.G. Edward & Sons, Inc. (the "Dealer Managers") a fee for their financial advisory, marketing and soliciting services equal to ____% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $___________. The Dealer Managers will reallow to certain broker-dealers a concession of ____% of the Subscription Price for Shares issued pursuant to the Offer. See "Distribution Arrangements." These fees and expense reimbursement will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights. The Fund and the Investment Manager have agreed to indemnify the Dealer Managers against certain liabilities including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act").

(3) Before deduction of expenses incurred by the Fund, estimated to be $________, including $________ to be paid to Prudential Securities Incorporated for reimbursement of their expenses.

         Unless otherwise specified, all references in this Prospectus to "U.S. dollars," "dollars," "US$" or "$" are to the United States dollar, all references to "A$" are to the Australian dollar and all references to "NZ$" are to the New Zealand dollar. On _________, 1998, the noon buying rates in New York City for cable transfers payable in A$ and NZ$, as certified for customs purposes by the Federal Reserve Bank of New York, were A$________ per U.S. dollar and NZ$________ per U.S. dollar. See "Risks and Special Considerations -- Currency and Interest Rate Fluctuations."

                               PROSPECTUS SUMMARY

          The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that stockholders fully exercise their Rights and that the allowable increase of 25% of the Shares offered hereby pursuant to the Over-Subscription Privilege will not occur. Also, unless otherwise indicated, references in the Prospectus to "stockholders" refer only to holders of the Fund's Common Stock.

                              THE OFFER AT A GLANCE

--------------------------------------------------------------------------------
The Offer                      The  Fund  is issuing  to stockholders  of record
                               on           , 1998 ("Record Date  Stockholders")
                               one-third  of a  non-transferable Right  for each
                               share  of  Common  Stock  held.  A  stockholder's
                               right  to acquire, during the Subscription Period
                               at  the  Subscription  Price, one Share  for each
                               whole Right  held  is hereinafter referred  to as
                               the "Primary Subscripton."  The Shares  issued in
                               the   Offer   will   not   be   entitled  to  the
                               distribution  to  be declared to  stockholders of
                               record on           , 1998  which  is  payable in
                               __________ 1998.
--------------------------------------------------------------------------------
Subscription Price             The  Subscription  Price will be 95% of the lower
                               of (a) the  average  of the last  reported  sales
                               price of a share of the  Fund's  Common  Stock on
                               the  AMEX  on  the  Pricing  Date  and  the  four
                               preceding  business days or (b) the NAV per share
                               as of the Pricing Date.
--------------------------------------------------------------------------------
Over-Subscription              Stockholders who fully exercise all Rights issued
Privilege                      to them (other than those  Rights which cannot be
                               exercised  because  they  represent  the right to
                               acquire  less than one  Share)  are  entitled  to
                               subscribe for additional Shares. The Fund may, at
                               its discretion,  issue up to an additional 25% of
                               the  shares  available  in  the  Offer  to  honor
                               over-subscriptions.
--------------------------------------------------------------------------------
Purpose of the Offer           In  May  1998,  the  Fund's  Common and Preferred
                               stockholders   approved  a  series  of  proposals
                               allowing the Fund, among other things, to:

                               . invest up to 35% of its assets in Asian debt securities;

                               . invest in Asian debt securities for which there is no established relevant market;

                               . invest up to 15% of its total assets in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment, and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment Manager to be, rated AA or A quality; and

                               . utilize derivatives in furtherance of its investment objective and policies.

                               The net proceeds of this Offer will be used to implement this new investment flexibility and are intended to enable the Fund to maintain stable monthly distributions, as well as to return the Fund to a position where the leverage of the Preferred Stock is a benefit to holders of Common Stock, by taking advantage of

--------------------------------------------------------------------------------
                               the  relatively  high  level  of  interest  rates
                               available in Asian markets compared with interest
                               rates  prevailing  in Australia  and New Zealand.
                               This  will,  however,  expose the Fund to greater
                               interest rate risk, foreign exchange risk, credit
                               risk,  political  and economic risk and liquidity
                               risk  than the Fund  has been  exposed  to in the
                               past,   particularly  in  light  of  the  ongoing
                               instability   of  the  Asian  currency  and  bond
                               markets.  Also,  as a  consequence  of the Fund's
                               investment in Asian debt securities,  the overall
                               credit  quality of the  securities  in the Fund's
                               portfolio will be reduced.
--------------------------------------------------------------------------------
Use of Proceeds                The  Investment  Manager and  Investment  Adviser
                               anticipate that investment of the net proceeds in
                               Asian debt  securities,  in  accordance  with the
                               Fund's  investment  objective and policies,  will
                               take up to three months from their receipt by the
                               Fund,  depending  on  market  conditions  and the
                               availability of appropriate securities.  See "Use
                               of Proceeds."
--------------------------------------------------------------------------------
How to Obtain                  .    Contact your broker or nominee, or
  Subscription
  Information                  .    Contact the Information Agent  toll-free at
                                    (800) 733-8481, Ext. 422 or call collect
                                    (212) 805-7000.
--------------------------------------------------------------------------------
How to Subscribe               .     Deliver a completed Exercise Form and
                                     payment to the Subscription Agent by the Expiration Date, or

                               .     If your shares are held in a  brokerage
                                     or bank account, have your broker or bank
                                     deliver a Notice of Guaranteed  Delivery to
                                     the Subscription Agent by the Expiration
                                     Date.
--------------------------------------------------------------------------------
Subscription Agent             State Street Bank and Trust Company
--------------------------------------------------------------------------------

                           IMPORTANT DATES TO REMEMBER

--------------------------------------------------------------------------------
Record Date.................................................     ________, 1998
Subscription Period.........................................     ________, 1998-_____ 1998
Deadline for delivery of Exercise Form together
    with payment of Estimated Subscription Price of for
    delivery or Notice of Guaranteed Delivery  .............     ________, 1998
Expiration Date and Pricing Date............................     ________, 1998
Deadline for payment pursuant to Notice of Guaranteed
    Delivery................................................     ________, 1998
Confirmation Date to Registered Stockholders................     ________, 1998
For Registered Stockholder Purchases -
    Deadline for payment of unpaid balance
    if Final Subscription Price is higher than Estimated
    Subscription Price .....................................     ________, 1998
--------------------------------------------------------------------------------


                              THE FUND AT A GLANCE

--------------------------------------------------------------------------------
The Fund The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. As of the Record Date, the Fund's NAV per share was $______.

--------------------------------------------------------------------------------
AMEX and PSE                   As of the Record  Date,  the Fund had  __________
 Listed                        shares  of   Common   Stock,   par  value   $.01,
                               outstanding, which are traded on the AMEX and PSE under the symbol "FAX." As of the Record Date, the last reported sales price of a share of the Fund was $_____. The Rights are non-transferable and therefore will not be admitted for trading on the AMEX and the PSE.

--------------------------------------------------------------------------------
Preferred Stock                As of the Record Date, the Fund had 24,000 shares
                               of Auction Market Preferred Stock (the "Preferred
                               Stock"),   par  value  $.01,   outstanding.   The
                               Preferred Stock has an aggregate liquidation value of $600 million.

                               Holders of Common Stock have generally benefited from the Fund's issuance of the Preferred Stock which commenced in 1989. Since the fiscal quarter beginning August 1, 1997, however, the shrinking yield differential between Australia and U.S. rates and a depreciating Australian dollar have resulted in the Preferred Stock having a negative impact on returns to holders of Common Stock. The proposed investment of a significant percentage of the Fund's total assets in higher yielding Asian debt securities, as recommended by the Fund's Investment Manager and Investment Adviser, and approved by Common and Preferred stockholders in May 1998, is expected to increase the Fund's earnings to a position where the leverage will have a positive effect on stockholder returns.
                               See   "The Offer--Purpose of the Offer."

--------------------------------------------------------------------------------
Investment Objective           To  obtain  current  income  through   investment
                               primarily in Australian debt securities. The Fund
                               may also achieve incidental capital appreciation.
--------------------------------------------------------------------------------
Portfolio Structure            It is expected  that normally at least 65% of the
                               Fund's   total   assets   will  be   invested  in
                               Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies, and in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. In May 1998, the Fund's Common and
                               Preferred stockholders approved a proposal which allows the Fund to invest the balance of its total assets in Asian and New Zealand debt securities.

                               "Asian  debt   securities"   includes   (1)  debt
                               securities  issued  by  entities  located  in the
                               following  countries:  China,  Hong Kong,  India,
                               Indonesia,   Japan,  Malaysia,  the  Philippines,
                               Singapore, South Korea, Taiwan and Thailand (each
                               an   "Asian    Country"   or   together    "Asian
                               Countries"),  as well as (2) debt  securities  of
                               other issuers which are denominated in, or linked
                               to,  the  currency  of  an  Asian   Country.   In
                               addition,  "Asian  debt  securities"  may include
                               debt  securities  issued by  entities  located in
                               other countries on the Asian continent,  or which
                               are denominated in, or linked to, the currency of
                               any other country on the Asian continent provided
                               the country is  approved  for  investment  by the
                               Board of Directors upon the recommendation of the
                               Investment   Manager  and   Investment   Adviser.
--------------------------------------------------------------------------------
Investment Guidelines          General.  It is the Fund's  policy to  limit  its
                               investments  as to at  least  50%  of  its  total
                               assets,  to issuers or debt securities which are,
                               at the time of investment,  rated AA or better by
                               Standard & Poor's Corporation ("S&P"), or "aa" or
                               better    by    Moody's    Investors     Service,
                               Inc.("Moody's"),  or which, in the opinion of the
                               Investment Manager, are of equivalent quality. In
                               addition,  at least 65% of the Fund's investments
                               must be rated,  at the time of investment,  A- or
                               better by S&P or A3 or better by  Moody's  or be,
                               in  the   Investment   Manager's   judgment,   of
                               equivalent quality.

                               Asian Debt. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B- by S&P or B3 by Moody's; provided, however, that in no event may more than 15% of its total assets be invested in Asian debt securities which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality, and provided further, that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used. As a consequence of the Fund's investment in Asian debt securities, the overall credit quality of the securities in the Fund's portfolio will be

--------------------------------------------------------------------------------
                               reduced.

                               The maximum country exposure to any one Asian Country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian County currency is limited to 10% of the Fund's total assets.

                               The Fund will generally invest in debt securities for which there is an active secondary market, except that the Fund may invest up to 35% of its total assets in Asian debt securities for which there is no established relevant market.

                               The  Fund  may,   with   respect   to  its  Asian
                               investments, use  derivatives to manage  currency
                               and interest  rate risk and as a  substitute  for
                               physical  securities.   The  Fund  may  also  use
                               derivatives   with  respect  to  its   Australian
                               and New Zealand  investments  to manage  interest
                               rate risk through investing  in  exchange  traded
                               interest  rate derivatives.
--------------------------------------------------------------------------------
Distributions                  The  Fund  pays  distributions  monthly  out   of
                               current   income   supplemented    by    realized
                               capital gains,  if required.  The current monthly
                               cash  distribution  is U.S.  6 cents  per  share.
                               Income  dividends may be  distributed  in cash or
                               reinvested  in  additional  full  and  fractional
                               shares through the Fund's  Dividend  Reinvestment
                               and Cash Purchase  Plan. The Shares issued in the
                               Offer will not be entitled to the distribution to
                               be declared to  stockholders of record on _______
                               __,  1998  which is  payable  in  _________ 1998.
--------------------------------------------------------------------------------
Investment Manager and         EquitiLink International Management Limited  (the
Investment Adviser             "Investment   Manager")  acts   as   the   Fund's
                               investment   manager  and  EquitiLink   Australia
                               Limited (the  "Investment  Adviser")  acts as the
                               Fund's investment adviser. The Investment Manager
                               and the  Investment  Adviser  also serve in these
                               capacities  for the First  Asia  Income  Fund,  a
                               closed-end  investment  trust, the units of which
                               are listed on the Toronto Stock  Exchange  (under
                               the  symbol   "FAI.UN"),   organized   to  invest
                               primarily  in  debt   securities  of  issuers  in
                               Australia, New Zealand and other Asian countries;
                               The First Australia Fund, Inc., a non-diversified
                               closed-end  management  investment  company,  the
                               shares of which are listed on the AMEX (under the
                               symbol "IAF"),  organized to invest  primarily in
                               Australian  listed equity  securities;  The First
                               Australia   Prime   Income   Investment   Company
                               Limited,  a  closed-end   management   investment
                               company,  the  shares of which are  listed on the
                               Toronto Stock Exchange  (under the symbol "FAP"),
                               also organized to invest  primarily in Australian
                               debt securities; and The First Commonwealth Fund,
                               Inc.,  a  non-diversified  closed-end  management
                               investment  company,  the  shares  of  which  are
                               listed on the New York Stock Exchange  (under the
                               symbol "FCO"), organized to invest in high-grade,
                               fixed  income   securities   denominated  in  the
                               currencies of Australia,  Canada, New Zealand and
                               the United Kingdom.  In addition,  the Investment
                               Adviser   currently   manages  eleven  Australian
                               wholesale public
                               unit trusts and two other closed-end management investment companies, the shares of which are listed on the Australian Stock Exchange Limited, as well as an open-end fund marketed in Taiwan and institutional and private advisory accounts.

                               Experience in Asia. The Investment Manager and Investment Adviser also manage The First Asia Income Fund, which commenced operations in May 1997. The Investment Adviser's professional staff collectively has many years of investment experience managing investments in Asian markets including prior employment with other investment management firms based in Hong Kong and Malaysia.

--------------------------------------------------------------------------------
Compensation  of the           The Fund pays the Investment Manager a fee at the
Investment Manager             annual rate of 0.65% of the Fund's average weekly
and Investment                 net assets  applicable  to Common  and  Preferred
Adviser                        Stock up to $200  million,  0.60%  of the  assets
                               between $200 million and $500  million,  0.55% of
                               the assets between $500 million and $900 million,
                               0.50% of the  assets  between  $900  million  and
                               $1,750  million and 0.45% of the assets in excess
                               of $1,750 million, computed based upon net assets
                               applicable to Common and  Preferred  Stock at the
                               end of each week and  payable  at the end of each
                               calendar month. Under the Advisory Agreement, the
                               Investment Manager pays the Investment Adviser an
                               advisory  fee at the annual  rate of 0.25% of the
                               Fund's  average  weekly net assets  applicable to
                               Common and Preferred  Stock up to $1,200  million
                               and  0.20% of the  assets  in  excess  of  $1,200
                               million  at the end of each week and  payable  at
                               the  end  of  each  calendar  month.  THE  FUND'S
                               INVESTMENT  MANAGER AND  INVESTMENT  ADVISER WILL
                               BENEFIT  FROM THE OFFER  BECAUSE  THEIR  FEES ARE
                               BASED ON THE  AVERAGE  NET ASSETS  APPLICABLE  TO
                               COMMON   AND   PREFERRED   STOCK  OF  THE   FUND.
--------------------------------------------------------------------------------
Administrator                  The   Fund's    Administrator    is    Prudential
                               Investments  Fund  Management  LLC. The Fund pays
                               the  Administrator  a fee  computed at the annual
                               rate of 0.15% of the  Fund's  average  weekly net
                               assets   applicable   to  the  Common  Stock  and
                               Preferred Stock up to $900 million, 0.10% of such
                               assets  between $900  million and $1,750  million
                               and  0.07% of such  assets  in  excess  of $1,750
                               million,   based   upon  the  net   asset   value
                               applicable to Common and Preferred Stock at the end of each week and payable at the end of each calendar month. THE FUND'S ADMINISTRATOR WILL
                               BENEFIT  FROM THE OFFER  BECAUSE ITS FEE IS BASED
                               ON THE  AVERAGE NET ASSETS  APPLICABLE  TO COMMON
                               AND PREFERRED STOCK OF THE FUND.

--------------------------------------------------------------------------------

               RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

         The following summarizes certain matters that should be considered, among others, in connection with the Offer. For a more complete discussion of the risk factors and special considerations involved in investing in the Fund's shares, see "Risk Factors and Special Considerations."

--------------------------------------------------------------------------------

Dilution - Net Asset

                               Dilution - Net Asset As a result of the terms of the Offer, Value and Non- stockholders who do not fully exercise their Participation in the Rights will, upon the completion of the Offer, Offer own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the NAV per Offer share will be experienced by all stockholders as a result of the Offer, whether or not they exercise all or any of their Rights, because the Subscription Price will be less than the then current NAV per share, and the number of shares outstanding after the Offer will increase in greater percentage than the increase in the size of the Fund's assets. This dilution could be minimal or it could be substantial. See "Risk
                               Factors - Dilution - Net Asset Value and Non-Participation in the Offer." The Offer may also have a dilutive impact on investment income per share available for distribution.
--------------------------------------------------------------------------------
Current  Distribution
  Rate In February 1989, the Fund began to pay regular monthly distributions from net investment income which, commencing in September 1993, have been supplemented by realized capital gains. The amount of monthly distributions has been reduced from time to time when the previous distribution level could no longer be sustained. For the current fiscal year, the distributions to date have exceeded net investment income. To the extent total distributions for the year exceed the Fund's net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains or will be treated as return of capital. Although the Fund anticipates that investment of the proceeds in higher yielding Asian debt securities will enable the Fund to realize earnings in excess of future distributions, stockholders are cautioned that there can be no guarantee of future performance.

                               The Fund's investment in Asian debt securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. If the anticipated results are not achieved, the Fund may not be able to maintain the current level of monthly distributions. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of investment in Asia on the Fund's monthly distributions to reflect current events or circumstances after the date of this
                               Prospectus or to reflect the occurrence of unanticipated events.

                               The Board of Directors reviews the level of monthly distributions on a continuing basis at its quarterly Board meetings, with the next review scheduled to take place at its meeting to be held in September 1998. The
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Shares  issued in the Offer will not be  entitled
                               to   the   distribution   to   be   declared   to
                               stockholders  of record on             1998 which
                               is payable in          , 1998.
--------------------------------------------------------------------------------
Currency Exchange              Currency  Exchange  Currency  exchange  rates can
  Rate Fluctuations            fluctuate  significantly  over short  periods and
                               can be subject Rate Fluctuations to unpredictable
                               changes  based on a variety of factors  including
                               political  developments  and  the  imposition  of
                               currency  controls  by foreign  governments.  See
                               "Risk  Factors  and  Special   Considerations  --
                               Currency Exchange Rate Fluctuations." A decline in the value of the currency in which a portfolio security is denominated against the U.S. dollar will generally result in a decline in the U.S.
                               dollar value of the Fund's assets. If the decline occurs after the Fund has accrued income but before it has been received, the Fund could be required to liquidate portfolio securities to make distributions.

                               Currency exchange rate fluctuations can decrease or eliminate income available for distribution or conversely increase income available for distribution. For example, if currency exchange losses exceed other net investment income for a taxable year, the Fund would not be able to make ordinary income distributions. In that event, if distributions had been made before the losses had been realized, they would be recharacterized either as a return of capital, thus reducing each stockholder's cost basis, or as a dividend from capital gains rather than ordinary income.

                               The Fund will not seek to hedge  against  adverse
                               currency  fluctuations in the Australian  dollar.
                               With  respect  to  Asian   currencies,   currency
                               fluctuations  against  the  U.S.  dollar  in many
                               Asian  Countries  have been profound and negative
                               in recent  months,  and there can be no assurance
                               that these exchange rates will stabilize  against
                               the U.S.  dollar.  Although  the  Fund may  hedge
                               against  currency  fluctuations  with  respect to
                               Asian currencies,  there can be no assurance that
                               it  can  employ   this   strategy   successfully.
--------------------------------------------------------------------------------
Interest Rate Fluctuations     Fluctuations in interest rates  in  the  relevant
                               bond markets can affect the Fund's NAV and distribution rate.

                               The Fund's NAV is adversely affected during periods of rising interest rates in those bond markets and is favorably affected during periods when interest rates fall. In addition, the Fund may recognize capital loss, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.

                               Any overall downward trend in interest rates can also be expected ultimately to reduce available yields to Fund stockholders, which could in turn result in a reduction in the amount of the Fund's monthly distributions. While interest rates in Australia and New Zealand were substantially higher than interest rates in the U.S. at the inception of the Fund in 1986, yields on Australian and New Zealand debt securities have generally declined in recent years and are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               currently more comparable to yields  available in
                               the  U.S.  Although  relatively  high  levels  of
                               interest   rates  are  available  in  Asian  debt
                               markets,  there can be no  assurance  that  these
                               rates will continue to be obtainable.
--------------------------------------------------------------------------------
Risks Involved in              Proposals  approved   by   Common  and  Preferred
  Asian Investment--           stockholders  in  May  1998  permit  the  Fund to
  Credit Risk                  invest  up  to  35%  of  its assets in Asian debt
                               securities, including, with respect to 15% of its
                               total assets, Asian debt securities which, at the
                               time  of  investment, are  rated below investment
                               grade or, if unrated, are in the opinion  of  the
                               Investment Manager, of equivalent quality.  Among
                               other  things, investment in securities which are
                               rated   below   investment  grade  introduces  an
                               element of  speculation, requires skilled  credit
                               analysis  and  reduces the overall credit quality
                               of the  Fund's  portfolio. See "Risk Factors  and
                               Special Considerations -- Risks Involved in Asian
                               Investment - Credit Risk."
--------------------------------------------------------------------------------
Risks Involved in              The  Fund's  investments  could in the  future be
  Asian Investment--           adversely affected by any increase in taxes or by
  Political and                political, economic or diplomatic developments in
  Economic Risk                Asian  Countries  as  well as  Australia  and New
                               Zealand.  Moreover,   accounting,   auditing  and
                               financial    reporting    standards   and   other
                               regulatory  practices and requirements  vary from
                               those   applicable   to   entities   subject   to
                               regulation  in  the  United  States.   See  "Risk
                               Factors  and  Special   Considerations   -  Risks
                               Involved  in  Asian   Investments--Political  and
                               Economic Risk."
--------------------------------------------------------------------------------
Risks Involved in              In some Asian countries,  there is no established
  Asian Investment--           secondary   market  for  securities.   Therefore,
  Liquidity Risks              liquidity in these countries is generally low and
                               transaction  costs high.  Reduced liquidity often
                               creates   higher    volatility,    as   well   as
                               difficulties   in   obtaining   accurate   market
                               quotations for financial  reporting  purposes and
                               for calculating  net asset values,  and sometimes
                               also  an   inability to  buy and sell securities.
                               See  "Risk  Factors  and  Special Considerations
                               -  Risks   Involved   in   Asian Investments -
                               Liquidity Risk."
--------------------------------------------------------------------------------
Risks Involved in              When an  investment  is made into a volatile  new
  Asian Investment--           asset  class such as Asian debt  securities,  its
  Timing                       timing   can   be   significant   in   terms   of
                               performance.  It is not possible to predict major
                               market  events and,  therefore,  investment  into
                               volatile  markets,  such as  Asia,  presents  the
                               added risk of timing. If an investment is made in
                               a new asset  class  just  prior to a  significant
                               downturn  in  that  market,  performance  will be
                               worse than it would have been had the  investment
                               been made  later.  See "Risk  Factors and Special
                               Considerations   -  Risks   Involved   in   Asian
                               Investments -- Timing."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Use of Derivatives             In  addition  to  using   derivatives  to  manage
                               currency and interest rate risk with respect to the Asian portion of the Fund's portfolio, in seeking to invest in Asian debt, the Fund will also use derivatives to replicate or substitute for physical securities. The use of derivatives will expose the Fund to a variety of risks which include:

                               . imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;

                               . the possible absence of a liquid secondary market for any particular derivative at any time;

                               . the potential loss if the counterparty to the transaction does not perform as promised;

                               .   the  possible   need  to  defer  closing  out
                                   certain   positions  to  avoid   adverse  tax
                                   consequences;

                               .   the  risk  that  the  financial  intermediary
                                   "manufacturing" the derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

                               . because derivatives are "manufactured" by financial institutions for the most part, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

                               . the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

                              See "Risk Factors and Special Considerations -- Use of Derivatives."

--------------------------------------------------------------------------------
Preferred Stock --            Investors should note that leverage resulting from
  Leverage                    the issuance  of Preferred Stock creates risks for
                              holders   of  Common   Stock,   including   higher
                              volatility of both the NAV and market value of the
                              Common  Stock,   and  that   fluctuations  in  the
                              dividend rates on Preferred  Stock will affect the
                              yield to holders of Common  Stock.  If the Fund is
                              able to  realize a net  return  on its  investment
                              portfolio in excess of the then  current  dividend
                              rate  of  the  Preferred   Stock,  the  effect  of
                              leverage   permits  holders  of  Common  Stock  to
                              realize a higher  current  rate of return  than if
                              the Fund were not leveraged. On the other hand, if
                              the current  dividend rate on the Preferred  Stock
                              exceeds  the net return on the  Fund's  investment
                              portfolio,  as is currently  the case,  the Fund's
                              leveraged  capital  structure  results  in a lower
                              rate of return to holders
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               of Common Stock than if the Fund were not leveraged. Similarly, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market results in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock.
                               Moreover, because dividends and other distributions on Preferred Stock are payable in U.S. dollars, a decline in value against the U.S. dollar of currencies in which portfolio securities are denominated also impacts negatively on the rate of return to holders of Common Stock. If the Fund's current investment income were not sufficient to meet dividend requirements on Preferred Stock, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV attributable to the Fund's Common Stock. See "Risk Factors and Special Considerations -- Preferred Stock" and "Capital Stock - Leverage."

                               Holders of Common Stock have generally benefited from the Fund's issuance of the Preferred Stock which commenced in 1989. Since the fiscal quarter beginning August 1, 1997, however, the shrinking yield differential between Australian and U.S. interest rates and a depreciating Australian dollar resulted in the Preferred Stock having a negative impact on the total return to holders of Common Stock. Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund, which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

                               The proposed investment of a significant percentage of the Fund's total assets in higher yielding Asian debt securities, as recommended by the Fund's Investment Manager and Investment Adviser, and approved by Common and Preferred stockholders in May 1998, is expected to increase the Fund's rate of earnings to a position where the leverage will have a positive effect on stockholder returns. See "The Offer--Purpose of the Offer." The implementation of this strategy is proposed to occur within approximately three months of the completion of the Offer by a combination of investing the net proceeds of the Offer together with the proceeds from the sale of existing portfolio securities and proceeds received from maturing Australian debt securities held in the Fund's portfolio. Stockholders are cautioned that there can be no guarantee of future performance and the Fund's investment in Asian debt securities involves risks and uncertainties, so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of investment in Asia on the Fund's leverage to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Year 2000 Risk                Many existing  computer  programs may not properly
                              process and calculate date-related information and
                              data  from and  after  January  1,  2000.  This is
                              commonly  known as the "Year  2000  Problem."  The
                              Fund could be  adversely  affected  if the service
                              providers to the Fund do not take  adequate  steps
                              to address the Year 2000 Problem  prior to January
                              1, 2000. The problem may also particularly  impact
                              the Fund as it seeks to  implement  its new  Asian
                              debt  securities  investment  policy.  This impact
                              will  depend  upon  the  degree  of  technological
                              sophistication  of the issuers of  securities  and
                              the degree of due  diligence  they are applying to
                              the  Year  2000  Problem.  The Fund is  unable  to
                              predict what impact, if any, the Year 2000 Problem
                              will have on the issuers of securities in which it
                              invests.
--------------------------------------------------------------------------------

Discount from Net             The Fund's shares have traded in the market below,
  Asset Value                 at and above NAV  since  the  commencement  of the
                              Fund's operations.  This  characteristic of shares
                              of  closed-end  investment  companies  is  a  risk
                              separate  and  distinct  from  the  risk  that the
                              Fund's NAV will  decrease.  In the  twelve  months
                              ended July 31, 1998, the Fund's shares have traded
                              in the  market at an  average  discount  to NAV of
                              5.05%. See "Description of Common Stock."
--------------------------------------------------------------------------------
Non-Diversified               The  Fund  is  classified  as a  "non-diversified"
  Status                      investment  company under the  Investment  Company
                              Act,  which  means that the Fund is not limited by
                              the Investment Company Act as to the proportion of
                              its assets that may be invested in the  securities
                              of  a   single   issuer.   As  a   non-diversified
                              investment company,  the Fund may invest a greater
                              proportion of its assets in the  obligations  of a
                              smaller  number of issuers and, as a result,  will
                              be  subject to  greater  risk with  respect to its
                              portfolio  securities.   Although  the  Fund  must
                              diversify its holdings in order to be treated as a
                              regulated  investment company under the provisions
                              of the Internal  Revenue Code of 1986,  as amended
                              (the "Code"),  the Fund may be more susceptible to
                              any  single  economic,   political  or  regulatory
                              occurrence  than  would  be  the  case  if it  had
                              elected to diversify its holdings  sufficiently to
                              be  classified  as  a   "diversified"   investment
                              company  under the  Investment  Company  Act.  See
                              "Investment  Objective  and  Policies;  Investment
                              Restrictions" and "Taxation -- United States."
--------------------------------------------------------------------------------
Tax Considerations            Withholding  and/or  other  taxes may apply in the
                              countries  in which the Fund  invests,  which will
                              reduce the Fund's cash return in those  countries.
                              The Fund  intends  to  elect,  when  eligible,  to
                              "pass-through"  to the Fund's  stockholders,  as a
                              deduction or credit,  the amount of foreign income
                              and   similar   taxes   paid  by  the  Fund.   See
                              "Taxation."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Anti-Takeover                 The Fund  presently has a provision in its By-Laws
  Provision                   that could have the effect of limiting the ability
                              of other entities or persons to acquire control of
                              the Fund.  The  By-Laws  provide  for a  staggered
                              election of those Directors who are elected by the
                              holders  of  Common  Stock,   with  the  Directors
                              divided into three classes,  each having a term of
                              three years. Accordingly,  only those Directors in
                              one  class may be  changed  in any one year and it
                              would  require  two years to change a majority  of
                              the Board of  Directors.  This  system of electing
                              Directors   may   be   regarded   as   having   an
                              anti-takeover  effect,  and may have the effect of
                              maintaining  the continuity of management and thus
                              may  make  it  more   difficult   for  the  Fund's
                              stockholders  to change the majority of Directors.
                              See "Capital Stock" and "Certain Provisions of the
                              Articles  of   Amendment   and   Restatement   and
                              By-Laws."
--------------------------------------------------------------------------------

                                  FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

   Sales Load (as a percentage of the Subscription Price)(1)........       ____%
   Dividend Reinvestment and Cash Purchase Plan Fees................        None

ANNUAL EXPENSES ATTRIBUTABLE TO COMMON STOCK (AS A PERCENTAGE OF AVERAGE
   NET ASSETS)(2)

   Management Fee...................................................       ----%
   Administrative Fee...............................................       ----%
   Other Expenses(2)................................................       ----%
                                                                           -----
   Total Annual Expenses(3).........................................       ----%
                                                                           =====

----------
(1) The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to _____% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $_________. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be _________ and ________, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses are estimated to be
         $______________________. These fees will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(2) Fees payable under the Management Agreement and Administration Agreement are calculated on the basis of the Fund's average weekly net assets applicable to the Fund's Common and Preferred Stock. See "Management Agreement and Advisory Agreement" and "Administration Agreement." "Other Expenses" have been estimated for the current fiscal year.

(3) The indicated ____% expense ratio assumes that the Offer is fully subscribed (not including the Over-Subscription Privilege), yielding estimated net proceeds of approximately $________ million (assuming an Estimated Subscription Price of $________) and that, as a result, based on the Fund's net assets of $________ attributable to stockholders on ________, 1998, the average net assets attributable to stockholders would be $________ million. It also assumes that net assets attributable to stockholders will not increase or decrease due to currency fluctuations. The indicated ratio reflects all expenses of the Offer.

         The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

HYPOTHETICAL EXAMPLE

         An investor would directly or indirectly pay the following expense on a $1,000 investment in the Fund, assuming a 5% annual return:

        1 Year                3 Years             5 Years              10 Years
        ------                -------             -------              --------
         $                      $                   $                    $

         This Hypothetical Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. (See also Note (3) above for assumptions made in calculating the expenses in this Hypothetical Example.) The above tables and the assumption in the
Hypothetical Example of a 5% annual return are required by regulation of the Securities and Exchange Commission (the "Commission") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund."

         This Hypothetical Example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

          The following information, insofar as it relates to each year of the ten year period ended October 31, 1997, has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the Financial Statements and Notes thereto and incorporated by reference in this Prospectus.



                          Six
                          months
                          ended
                          April 30,                                  Years Ended October 31,
                                    ------------------------------------------------------------------------------------
PERFORMANCE               1998        1997(a)   1996(a)    1995(a)     1994       1993     1992     1991     1990     1989     1988
                          (unaudited)
                          -------     ----      -------    -------     ----       ----     ----     ----     ----     ----     ----
Net asset value per
 common share,             $8.85      $9.93      $9.36      $8.82     $10.09      $9.61   $11.31   $10.02    $9.31   $10.81    $8.74
 beginning of period.. ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------  -------  -------
Net investment income.       .42        .87        .87        .93       1.01       1.19     1.29     1.40     1.49     1.32      .97
Net realized and
 unrealized (loss) on
 investments and
 foreign currencies...     (1.03)      (.96)      1.13       1.16      (1.03)       .58    (1.42)    1.37      .73    (1.22)    2.50
                       ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------  -------  -------
   Total from
    investment
    operations........      (.61)      (.09)      2.00       2.09       (.02)      1.77     (.13)    2.77     2.22      .10     3.47
                       ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------  -------  -------
Dividends from net
 investment income
 to preferred
 stockholders.........      (.09)      (.17)      (.14)      (.17)      (.12)      (.11)    (.14)    (.24)    (.30)    (.20)     ---
Dividends from net
 investment income
 to common
 stockholders.........      (.33)      (.82)      (.83)      (.83)      (.84)     (1.08)   (1.10)   (1.24)   (1.13)   (1.08)  (1.40)
Dividends in excess
 of net investment
 income to common
 stockholders.........      (.03)       ---        ---        ---        ---        ---      ---      ---      ---      ---      ---
Distributions from
 net capital and
 currency gains to
 preferred
 stockholders.........       ---        ---       (.02)      (.01)      (.01)      (.01)    (.01)     ---      ---      ---      ---
Distributions from
 net capital and
 currency gains to
 common stockholders..       ---        ---       (.03)      (.15)      (.17)      (.08)    (.29)     ---     (.08)    (.23)     ---
                       ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------  -------  -------
 Total dividends and
  distributions.......      (.45)      (.99)     (1.02)     (1.16)     (1.14)     (1.28)   (1.54)   (1.48)   (1.51)   (1.51)  (1.40)
                       ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------  -------  -------
Capital charge in
 respect to issuance
 of shares............       ---        ---       (.41)      (.39)      (.11)      (.01)    (.03)     ---      ---     (.09)     ---
                       ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------  -------  -------
Net asset value per
 common share,
 end of period........     $7.79      $8.85      $9.93      $9.36      $8.82     $10.09    $9.61   $11.31   $10.02    $9.31   $10.81
                       =========  =========  =========  =========  =========  =========  =======  =======  =======  =======  =======
Market price per
 common share,
 end of period........    $7.125     $8.125      $8.94      $9.31      $9.56     $10.25   $10.00   $10.94    $8.94    $8.88    $9.56
                       =========  =========  =========  =========  =========  =========  =======  =======  =======  =======  =======
TOTAL INVESTMENT RETURN
BASED ON+:
Market value..........     (8.12)%    (0.42)%     5.59%      8.78%      3.32%     15.00%    4.11%   38.36%   14.95%    7.38%  54.42%
Net asset value.......     (7.77)%    (2.37)%    16.73%     18.54%     (3.19%)    17.80%   (3.22%)  27.62%   22.88%    (.44%) 44.84%

RATIOS TO AVERAGE NET
ASSETS OF COMMON
STOCKHOLDERS/SUPPLEMENTAL
DATA#:
Expenses++............      1.44%*     1.25%      1.29%      1.47%      1.41%      1.44%    1.43%    1.59%    1.54%    1.35%   1.04%
Net investment income
 before preferred
 stock dividends......     10.35%*     9.17%      9.16%     10.83%     10.68%     12.13%   12.14%   13.42%   15.47%   13.46%   9.51%
Preferred stock
 dividends............      2.10%*     1.78%      1.45%      1.87%      1.20%      1.13%    1.25%    2.31%    3.11%    2.07%    ---
Net investment income
 available to common
 stockholders.........      8.25%*     7.39%      7.71%      8.96%      9.48%     11.00%   10.89%   11.11%   12.36%   11.39%   9.51%
Portfolio turnover
 rate.................        21%        85%        63%        50%        34%        23%      17%      83%      80%      46%     60%
Net assets of common
 stockholders end of
 period(000)..........$1,517,721 $1,723,025 $1,931,894 $1,452,205 $1,088,631 $1,050,084 $977,933 $972,569 $861,379 $800,166 $928,689
Average net assets of
 common stockholders
 (000)................$1,590,108 $1,848,378 $1,627,916 $1,201,383 $1,174,394 $1,011,324 $938,072 $899,175 $826,862 $832,779 $875,609
Senior securities
 (preferred stock)
 outstanding (000)....  $600,000   $600,000   $600,000   $475,000   $400,000   $350,000 $300,000 $300,000 $300,000 $300,000      ---
Asset coverage of
 preferred stock,
 end of period........       353%       387%       422%       406%       372%       400%     426%     424%     387%     367%     ---


-------------

(a) Calculated based upon weighted average shares outstanding during the year.

*       Annualized.

+ Total investment return based on market value is calculated based on the Fund's market value on the first and last day of each period and total investment return based on NAV is calculated based on the Fund's NAV on such days. Dividends and distributions are assumed, for purposes of the calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment and cash purchase plan. Total investment returns do not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized. Generally, total investment returns based on NAV will be higher than total investment returns based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the NAV from the beginning to the end of such periods. Conversely, total investment returns based on NAV will be lower than total investment returns based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the NAV from the beginning to the end of such periods.

++      Includes expenses of both Preferred and Common Stock.

# Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the Common and Preferred Stock relative to the average net assets of Stockholders.

NOTE: Contained above is operating performance for a share of Common Stock outstanding, total investment return, ratios to average net assets of Stockholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Common Stock.

SENIOR SECURITIES

         The Fund currently has outstanding an aggregate of 24,000 shares of Preferred Stock. The Preferred Stock has been issued in nine series, Series A through I. The first three series were issued on January 19, 1989, the fourth series on August 1, 1989, the fifth series on December 16, 1992, the sixth series on December 20, 1993, the seventh series on July 27, 1995 and the eighth and ninth series on September 9, 1996. The shares of Preferred Stock are senior securities having priority over the shares of Common Stock as to distribution of assets and payment of dividends. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock are entitled to receive a preferential liquidating distribution of $25,000 per share (the "Liquidation Preference"), plus accrued and unpaid dividends (whether or not declared), before any payment is made to holders of Common Stock. The average market value of a share of Preferred Stock has been equal to the Liquidation Preference. The following tables set forth certain information relating to the Preferred Stock.


                           PREFERRED STOCK, SERIES A-I

                                      Total Amount of             Asset Coverage Per                Liquidation
                                      Preferred Stock              $25,000 Share of               Preference Per
        Period Ended                  Outstanding(1)              Preferred Stock(2)            $25,000 Share(3)(4)
        ------------                  --------------              ------------------            -------------------

    October 31, 1988                         --                           --                            --
    October 31, 1989                    $300,000,000                   $ 91,747.25                    $25,000
    October 31, 1990                    $300,000,000                   $ 96,883.75                    $25,000
    October 31, 1991                    $300,000,000                   $106,141.00                    $25,000
    October 31, 1992                    $300,000,000                   $106,520.50                    $25,000
    October 31, 1993                    $350,000,000                   $100,006.00                    $25,000
    October 31, 1994                    $400,000,000                   $ 93,039.50                    $25,000
    October 31, 1995                    $475,000,000                   $101,431.75                    $25,000
    October 31, 1996                    $600,000,000                    $80,495.59                    $25,000
    October 31, 1997                    $600,000,000                    $71,792.73                    $25,000
    April 30, 1998                      $600,000,000                    $63,238.38                    $25,000


----------
(1) Based on the number of shares of Preferred Stock outstanding multiplied by the Liquidation Preference per share.
(2) Asset coverage per share of Preferred Stock is derived by subtracting the aggregate Liquidation Preference of all of the series of Preferred Stock outstanding ($300,000,000 through 1992, $350,000,000 in 1993,
         $400,000,000 in 1994,  $475,000,000  in 1995 and  $600,000,000 in 1996,
         1997 and 1998) from the total assets of the Fund less (i) all liabilities and indebtedness not represented by the Preferred Stock and
         (ii) any accrued but unpaid dividends on the Preferred Stock as at the end of the fiscal periods indicated. This sum is then divided by the number of shares of Preferred Stock outstanding.
(3)      Plus accrued and unpaid dividends, if any.
(4) The liquidation preference as of October 31, 1995 was $100,000 per share of Preferred Stock, Series A-F, and $25,000 per share of Preferred Stock, Series G. Effective April 25, 1996, by means of stock splits, the liquidation preference of Preferred Stock, Series A-F was reduced to $25,000 per share and an additional aggregate 12,000 shares of Preferred Stock, Series A-F were issued.

         The dividend rates on the outstanding Preferred Stock are established through an auction process. The dividend rates on the series A-D shares are set every 28 days and the dividend rates on the Series E, F, G, H and I shares are set every 7 days. Generally, the dividend rate has represented a discount from the 30-day commercial paper rate. At July 31, 1998, the annual dividend rates on Series A through I were, respectively, 5.20%, 5.21%, 5.245%, 5.245%, 5.19%,
5.15%, 5.24%, 5.20% and 5.20%. At these rates, the annual return the Fund's portfolio must experience (net of expenses) in order to cover dividend payments on all series is 1.60%.

         The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by the issuance of the Preferred Stock, assuming hypothetical annual returns on the Fund's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the returns to stockholders when portfolio returns are positive and decreases returns when the portfolio returns are negative. Actual returns may be greater or less than those appearing in the table and may be enhanced or diminished by fluctuations in foreign currency. See "Risk Factors and Special Considerations -- Preferred Stock."

Assumed Portfolio Return (net of expenses)  -10%     -5%      0%     5%      10%
Corresponding Common Stock Return(1)     -15.39%  -8.65%  -1.91%  4.83%   11.57%

----------
(1) In order to compute "Corresponding Common Stock Return," the "Assumed Portfolio Return" is multiplied by the total value of Fund assets as of the beginning of the fiscal year (November 1, 1997) to obtain an assumed return to the Fund. This rate is then reduced by the value of Preferred Stock dividends that would be paid during the year ($32,901,875) based on the dividend rates in effect at the beginning of the fiscal year (for Series A through I, respectively, 5.50%, 5.40%, 5.50%, 5.40%, 5.21%, 5.35%, 5.625%, 5.625%, and 5.70%) in order to determine the return available to holders of the Fund's Common Stock. Return available to holders of the Fund's Common Stock is then divided by the total value of the Fund's assets attributable to stockholders as of the beginning of the fiscal year ($1,723,025,462) to determine "Corresponding Common Stock Return."

                                    THE OFFER

TERMS OF THE OFFER

          The Fund is issuing to Record Date Stockholders non-transferable rights to subscribe for an aggregate of ______ Shares. Each Record Date Stockholder is being issued one-third of a non-transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the stockholder to acquire at the Subscription Price one Share for each whole Right held. Rights may be exercised at any time during the Subscription Period, which commences on ________, 1998 and ends at 5:00 p.m., New York City time, on ________, 1998, unless extended. A stockholder's right to acquire, during the Subscription Period at the Subscription Price, one Share for each whole Right held is hereinafter referred to as the "Primary Subscription." A stockholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Stockholder." Only the underlying Shares will be listed for trading on the AMEX and the PSE. Stockholders who receive, and who are left with, fractional Rights will be unable to exercise the Rights and will not be entitled to receive any cash in lieu thereof. Fractional shares will not be issued upon the exercise of Rights; accordingly, only whole Rights may be exercised. The Rights will be evidenced by subscription certificates which will be mailed to Record Date Stockholders.

         In addition, stockholders who fully exercise all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares pursuant to the Over-Subscription Privilege. For purposes of determining the number of Shares a stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment or increase, which is more fully discussed below under "Over-Subscription Privilege."

PURPOSE OF THE OFFER

         The Fund seeks to maintain a stable monthly cash distribution consistent with its principal investment objective of providing current income. To this end, in February 1989, the Fund began paying a regular monthly distribution in place of the previous quarterly payments and, in September 1993, the Fund adopted a policy of supplementing monthly distributions paid out of available net investment income with realized capital gains. As interest rates have fallen in Australia, on the basis of the advice of the Investment Manager and Investment Adviser, the Fund's Board of Directors from time to time has reduced the level of monthly distribution payments when the previous distribution level could no longer be sustained. The last reduction occurred in September 1997, when the regular monthly distribution was reduced from 7 cents per share to 6 cents per share.

         In order to address the prospect of declining distributions, the Fund's Investment Manager and Investment Adviser, in August 1997, proposed to the Board of Directors that the Fund's investment policies be expanded to enable the Fund to invest up to 35% of its assets in Asian debt securities. The Investment Manager and Investment Adviser indicated that in their view the relatively high level of interest rates available in Asian markets compared with interest rates prevailing in Australia and New Zealand offered an attractive opportunity to enhance the Fund's earnings above the current rate, although they also emphasized that this would introduce an extra element of risk in implementing the Fund's investment objective.

         After in depth consideration, the Fund's Board determined to recommend to the Fund's Common and Preferred stockholders that the Fund's investment policies and investment structure be amended in order to enable the Fund to invest up to 35% of its assets in Asian debt securities. That proposal was approved by the Common and Preferred stockholders on May 14, 1998. The proxy statement soliciting Common and Preferred stockholder approval indicated that if investment in Asian debt securities received Common and Preferred stockholder approval, a combination of the proceeds of the sale of some of the Australian debt securities held in the Fund's portfolio, the reinvestment of maturing Australian debt securities in the portfolio and the proceeds of a likely rights offering would be utilized to fund investment into Asia. The proxy statement also disclosed that because rights offerings are frequently dilutive to stockholders, the Fund's Directors would first seek the advice of an independent consultant with respect to the ultimate funding of a large portion of the Fund's investment in Asian securities through a rights offering.

          Following the vote of the Common and Preferred Stockholders, the Investment Manager and Investment Adviser began a thorough analysis of how best to implement the investment in Asian debt securities in terms of both the timing of investment and its appropriate funding. The Investment Manager and Investment Adviser jointly prepared a written report addressing these issues dated July 24, 1998 (the "EquitiLink Report"), which concluded that, in terms of investment timing, the period through the end of 1998 and into early 1999 appeared to present a favorable opportunity for Asian investment. The EquitiLink Report indicated that although the Asian markets have experienced significant volatility and continue to involve risk, the current level of yields on Asian debt investments could make it timely for the Fund to raise the capital necessary to support investment into Asian debt by approving a one-for-three rights offering to existing stockholders.

         The proposal was first reviewed by a Sub-Committee composed of five Directors, Malcolm Fraser, Neville Miles, William Potter, Peter Sacks and John Sheehy, who are not interested Directors of the Fund and were selected by the Board to evaluate the proposal. In early October of 1997, the Sub-Committee engaged Chase Securities Inc. ("Chase") on behalf of the Board, to act as the Fund's exclusive financial adviser. The proposal was reviewed by Chase which had earlier advised the Sub-Committee and the Board with respect to the Investment Manager's proposal to enter the Asian debt markets. In its written report to the Sub-Committee dated July 30, 1998 (the "Chase Report"), Chase said that it had reviewed the EquitiLink Report and discussed the EquitiLink Report with the representatives of the Investment Manager and Investment Adviser. On the basis of its review and analysis, Chase advised the Board that, having reviewed the factual information presented by the Investment Manager and the Investment Adviser in the EquitiLink Report, "...the assumptions contained therein are appropriate and the factual information contained therein is accurate, in each case in all material respects."

         At a meeting held on July 22, 1998, the Sub-Committee met to consider the EquitiLink Report. After hearing from representatives of Chase and extensive discussion, the Sub-Committee agreed to recommend to the full Board that the Fund engage in a rights offering on the terms set forth in this Prospectus, subject to a final discussion with Chase. At a subsequent meeting of the Sub-Committee on July 30, 1998, after discussing the proposal with the Investment Manager and Investment Adviser and hearing further from representatives of Chase, the Sub-Committee voted to recommend to the Board that the Fund proceed with the recommended rights offering. Immediately thereafter, the Board met to consider the matter. After reviewing the EquitiLink Report as well as the Chase Report, and discussing the proposal with the Sub-Committee as well as representatives of Chase, the Investment Manager and the Investment Adviser, the Board determined, by the unanimous vote of the independent Directors, as well as the unanimous vote of the full Board, to recommend a rights offering upon the terms set forth in this Prospectus.

         The Investment Adviser believes that an increase in the size of the Fund should result in an incidental modest reduction in the Fund's expense ratio, which would be of long-term benefit to stockholders. For the six months ended April 30, 1998 and the six fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, the Fund's annualized expense ratios were, respectively, 1.44%, 1.25%, 1.29%, 1.47%, 1.41%, 1.44% and 1.43%, compared with expense ratios of 1.59% and 1.54% for the 1991 and 1990 fiscal years. In the opinion of the Investment Adviser, the expense ratios for the 1997, 1996, 1995, 1994 and 1992 fiscal years (which are the fiscal years in which the proceeds of the 1996, 1995, 1993 and 1992 rights offerings were invested) were favorably affected by the rights offerings, since the proceeds served to offset a decrease in the total net assets of the Fund in those years occasioned by unfavorable currency and market value movements.

         The Offer also seeks to reward stockholders by giving them the right to purchase additional Shares at a discount, although stockholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned prior to the Offer. The Board of Directors took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of shares held. See "The Offer" and "Risk Factors and Special Considerations."

         THERE CAN BE NO ASSURANCE THAT THE FUND OR ITS STOCKHOLDERS WILL ACHIEVE ANY OF THE FOREGOING OBJECTIVES OR BENEFITS THROUGH THE OFFER.

          The Fund has made four prior rights offerings which the Investment Manager and Investment Adviser believe had a generally favorable effect on returns to Common Stock holders. Offerings were made in 1992 and 1993 to give the Fund the flexibility to adjust the average maturity of its portfolio, and to make appropriate tactical adjustments to its portfolio, while the purpose of the 1995 rights offering was to increase Fund assets available for investment in the Australian and New Zealand bond markets in light of the higher yields available compared with U.S. dollar-denominated investments of similar quality. In 1996, the Fund sought through the rights offering to maintain its then current level of monthly distributions by investing in Australian bonds which it was anticipated would allow the Fund to realize capital gains to supplement the Fund's investment income. In the case of the 1992 rights offering, the 1995 rights offering and the 1996 rights offering, the Fund used the net proceeds to capture higher yields then available for long-term securities, and in 1993 it sought to reduce the Fund's exposure to long-term securities in order to reduce volatility in the Fund's NAV in a period of changing market conditions.

          In the case of all four rights offerings, the Fund sought to emphasize investment in the Australian Eurobond market and to provide modest reductions in the Fund's expense ratio. In this respect, overall, the Fund's investment in Australian dollar Eurobonds rose from 15.8% of its total assets at October 31, 1992, immediately prior to the investment of the proceeds of the 1992 offering, to 24% of the Fund's total assets at January 31, 1994, the last day of the quarter in which the proceeds of the 1993 offer were invested. Prior to the 1995 rights offering, 17.5% of the Fund's total assets were invested in Eurobonds. Following the investment of the proceeds of that offering, the Fund's holding in Eurobonds represented 21.1% of its assets. Immediately prior to the 1996 rights offering, 26.25% of the Fund's total assets were invested in Eurobonds. Following the investment of the proceeds of the 1996 rights offering, the Fund's holding in Eurobonds represented 28.2% of its assets at October 31, 1996 and 32.5% of its assets at April 30, 1997. The Fund intends to continue its investment approach of emphasizing the Eurobond markets, where securities are exempt from the 10% withholding tax imposed on domestic Australian issues. See "Taxation -- Foreign Taxes -- Australia." As noted above, the Fund's expense ratio was also favorably affected by the rights offering.

         Although the Fund has sought to restrict potential dilution, the extent of dilution depends on the amount, if any, by which the Subscription Price less fees paid to the Dealer Managers and other expenses of the Offer represents a discount to NAV on the date new Shares are issued. The dilution was $0.03 per share in the 1992 offering, $0.10 per share in the case of the 1993 offering, $0.38 per share in the case of the 1995 offering and $0.40 per share in the case of the 1996 offering.

         Because their fees are based on the magnitude of the Fund's assets, the Fund's Investment Manager and Investment Adviser, as well as the Administrator, will benefit from the Offer. See "Management Agreement and Advisory Agreement." It is not possible to state precisely the amount of additional compensation these entities will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.

         Although the Board of Directors has no present intention of proposing further rights offerings, the Board may consider, from time to time, making additional offerings when, in its view, investment opportunities are presented that lend themselves to the investment of new funds and further rights offerings would be in the best interests of the Fund and its Stockholders. Any rights offerings will be made in accordance with the Investment Company Act, but may or may not be made on terms similar to the Offer.

OVER-SUBSCRIPTION PRIVILEGE

         If some stockholders do not exercise all of the Rights initially issued to them, any Shares for which subscriptions have not been received from stockholders will be offered by means of the Over-Subscription Privilege to the stockholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Exercising Stockholders who exercise on Primary Subscription all of the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights initially issued to them, how many Shares they would like to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain, as a result of unexercised Rights, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the Fund may, at its discretion, issue up to an additional 25% of the Shares to honor the over-subscriptions. To the extent the Fund determines not to issue additional Shares to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them, so that the number of Shares issued to Exercising Stockholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them on the Record Date. The percentage of remaining Shares each over-subscribing Exercising Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

          The Investment Manager, the owner of 59,124 shares, intends to exercise all of the Rights initially issued to it so that, if additional Shares remain after all over-subscriptions other than the over-subscriptions submitted by the Investment Manager are honored in full, the Investment Manager may purchase all or any of the remaining Shares. If additional Shares do not remain after all over-subscriptions by stockholders other than the Investment Manager are honored, then the Investment Manager will not receive Shares pursuant to its Over-Subscription Privilege. Any Shares purchased by the Investment Manager will be "restricted shares" which can be publicly sold by the Investment Manager only if registered under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration, including pursuant to the exemption for limited resales provided by Rule 144 promulgated thereunder. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the Investment Manager's sale of shares within a period of less than six months from the purchases will be returned to the Fund.

         The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Offer.

THE SUBSCRIPTION PRICE

         The Subscription Price will be 95% of the lower of (a) the average of the last reported sales price of a share of the Fund's Common Stock on the AMEX on ________, 1998 and the four preceding business days or (b) the NAV per share as of the Pricing Date. For example, if the average of the last reported sales price on the AMEX on the Pricing Date and the four preceding business days of a share of the Fund's Common Stock is $________, and the NAV per share is $________, the Subscription Price will be $________ (95% of $________). If, however, the average of the last reported sales price of a share on the AMEX on the Pricing Date and the four preceding business days is $________ and the NAV per share is $________, the Subscription Price will be $________ (95% of $_______). See "Description of Common Stock."

         Because the Expiration Date and the Pricing Date are each __________, 1998, Exercising Stockholders will not know at the time of exercise the Subscription Price for Shares acquired pursuant to the exercise.

         The Fund announced the Offer prior to the commencement of trading on the AMEX on __________, 1998. The NAV per share of the Common Stock at the close of business on ________, 1998 and _______, 1998 was $________ and $_______,
respectively, and the last reported sales price of a share of the Fund's Common Stock on the AMEX on those dates was $_______ and $_______, respectively.

EXPIRATION OF THE OFFER

         The Offer will expire at 5:00 p.m., New York City time, on ________, 1998, unless extended. Rights will expire on the Expiration Date and thereafter may not be exercised.

          Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof. In the case of an extension, the announcement will be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any announcement other than by making a release to the Dow Jones News Service or any other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

         State Street Bank and Trust Company, P.O. Box 9061, Boston, Massachusetts 02205 will perform administrative, processing, invoice, and other services as Subscription Agent in connection with the Offer. Signed Exercise Forms should be sent to the Subscription Agent by one of the methods described below. Stockholders may also subscribe for the Offer by contacting their brokers and nominees. The Fund reserves the right to accept Exercise Forms actually received on a timely basis at any of the addresses listed.

         The Subscription Agent will receive a fee for its services, estimated to be $_______, including reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Custodian, Dividend Paying Agent, Transfer Agent and Registrar with respect to the Common Stock.


----------------------------------------------------------------------------------------------------------------------------
                        EXERCISE FORM
                       DELIVERY METHOD                                                ADDRESS/NUMBER
----------------------------------------------------------------------------------------------------------------------------

By Mail                                                        The First Australia Prime Income Fund, Inc.
                                                               c/o State Street Bank and Trust Company
                                                               P.O. Box 9061
                                                               Boston, MA  02205
----------------------------------------------------------------------------------------------------------------------------

By Hand to New York Delivery Window                            The First Australia Prime Income Fund, Inc.
                                                               c\o Banc Boston Trust Company of New York
                                                               55 Broadway, 3rd Floor
                                                               New York, NY  10006
----------------------------------------------------------------------------------------------------------------------------

By Express Mail or Overnight Courier                           The First Australia Prime Income Fund, Inc.
                                                               c/o Boston EquiServe
                                                               150 Royall Street
                                                               Mail Stop #45-02-53
                                                               Canton, MA  02021
----------------------------------------------------------------------------------------------------------------------------

By Notice of Guaranteed Delivery                               Contact your broker-dealer, trust company, bank, or other
                                                               nominee to notify the Fund of your intent to exercise the
                                                               Rights.
----------------------------------------------------------------------------------------------------------------------------

         DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

INFORMATION AGENT

         Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                     The information agent for the Offer is:

                                   SHAREHOLDER
                           COMMUNICATIONS CORPORATION

                               New York, New York
                    Toll Free: (800) 733-8481, Extension 422
                                       or
                          Call Collect: (212) 805-7000

         Stockholders may also contact their brokers or nominees for information with respect to the Offer.

         The Information Agent will receive a fee estimated to be $30,000 and reimbursement for all out-of-pocket expenses related to the Offer.

EXERCISE OF RIGHTS

         Rights may be exercised by completing and signing the Exercise Form and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Stockholders may also exercise Rights by contacting their broker, banker or trust company who can arrange, on their behalf, to guarantee delivery of payment and of a properly completed and executed Exercise Form. A fee may be charged for this service. Completed Exercise Forms and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Fractional Shares will not be issued, and stockholders who receive, or who are left with, less than a whole Right will not be able to exercise those Rights.

         Exercising Stockholders Who Are Record Owners. Exercising Stockholders who are owners of record may choose either option set forth under "Payment for Shares" below. If time is of the essence, alternative (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

         Investors Whose Shares Are Held By A Nominee. Stockholders whose shares are held by a nominee such as a broker or trustee must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Stockholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

         Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If a beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

         All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of Fund's counsel, be unlawful.

PAYMENT FOR SHARES

         Exercising Stockholders may exercise their Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

(1) Exercising Stockholders can send the Exercise Form together with payment for the Shares subscribed for pursuant to the Primary Subscription and for additional Shares they would like to subscribe for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $____. To be accepted, the payment, together with the executed Exercise Form, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., New York City time, by the Expiration Date. The Subscription Agent will deposit all the Share purchase checks received by it prior to the final due date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE FIRST AUSTRALIA PRIME INCOME FUND, INC. AND MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR THE EXERCISE FORM TO BE ACCEPTED.

(2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a New York Stock Exchange member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for pursuant to the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Exercise Form. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Exercise Form and full payment for the Shares is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

         Within fourteen calendar days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each registered stockholder (or, if the Fund's Shares are held by Cede or any other depository or nominee, to Cede or the depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by the stockholder to the Fund or any excess to be refunded by the Fund to the stockholder, in each case based on the Subscription Price as determined on the Pricing Date. If any stockholder exercises the right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the stockholder will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a stockholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a stockholder will be mailed by the Subscription Agent to the stockholder as promptly as possible. All payments by a stockholder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to The First Australia Prime Income Fund, Inc.

         Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         STOCKHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

         If a stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take remedial action, including without limitation, (i) applying any payment actually received by it toward the purchase of the greatest number of Shares which could be acquired by the holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; (ii) allocating the Shares subject to subscription rights to one or more other stockholders; and (iii) selling all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and applying the proceeds to the amount owed.

NOTICE OF NAV DECLINE

         The Fund, as required by the Commission's registration form, will suspend the Offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Fund will notify stockholders of the decline and thereby permit them to cancel their exercise of Rights.

DELIVERY OF STOCK CERTIFICATES

         Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares that they acquire pursuant to the Offer credited to their stockholder dividend reinvestment accounts in the Plan. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other stockholders, stock certificates for all Shares acquired will be mailed after payment for all the Shares subscribed for has cleared, which may take up to fifteen days from the date of receipt of the payment. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared in _______, 1998 and accordingly, the Fund will not pay the monthly distribution with respect to the Shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

         For federal income tax purposes, neither the receipt nor the exercise of the Rights by stockholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise.

         A stockholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A stockholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the stockholder's basis in the Right, if any, and the Subscription Price. The stockholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed, or (ii) the stockholder elects, in the stockholder's federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the stockholder will allocate the stockholder's basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution. A stockholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held at the time of sale for more than one year.

         The foregoing is a general summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect, and does not cover state or local taxes. The Code and regulations are subject to change by legislative or administrative action. Stockholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

INVESTMENT CONSIDERATIONS

As a result of the terms of the Offer, stockholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the NAV per share will be experienced by all stockholders as a result of the Offer irrespective of whether they exercise all or any portion of their Rights, because the Subscription Price will be less than the current NAV per share of the Fund's Common Stock and the number of shares outstanding after the Offer will increase by a greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of dilution of the NAV per share, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, the dilution could be minimal or it could be substantial. In addition, the Offer may have a dilutive impact on investment income available for distribution.

                                 USE OF PROCEEDS

         If __________ Shares are sold at the Estimated Subscription Price of $________, the net proceeds of the Offer are estimated to be approximately
$________, after deducting commissions and expenses payable by the Fund estimated at approximately $_________. If the Fund, in its sole discretion, increases the number of Shares subject to the Offer by 25% in order to satisfy over-subscriptions, the additional net proceeds will be approximately $_________. The Investment Manager and Investment Adviser anticipate that investment of the net proceeds in Asian debt securities, in accordance with the Fund's investment objective and policies, will take up to three months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See "The Offer - Purpose of the Offer" and "Investment Objective and Policies; Investment Restrictions."

                           DESCRIPTION OF COMMON STOCK

         The Fund, which was incorporated under the laws of the State of Maryland on March 14, 1986, is authorized to issue 400,000,000 shares of Common Stock. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding and the Shares offered hereby, when issued and paid for pursuant to the terms of the Offer, will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         The number of shares of Common Stock outstanding as of July 31, 1998 was 194,744,328. The number of shares outstanding as of July 31, 1998 adjusted to give effect to the Offer, assuming that all Rights and the Over-Subscription Privilege are exercised and the applicable Shares issued, would be 275,887,798.

         The Fund's shares are publicly held and listed and traded on the AMEX and the PSE. The NAV of the Fund is determined on the last business day of each week. The following table sets forth for the quarters indicated the highest and lowest Friday (or other last business day of a week) closing prices on the AMEX per share of Common Stock and the NAV per share and the premium or discount from NAV on the date of each of the high and low market prices. The table also sets forth the number of shares traded on the AMEX during the respective quarter.


                                           NAV                           AMEX
                                      Per Share on                 Market Price Per
                                         Date of                   Share and Related                    Reported
                                      Market Price                    Premium(+)/                         AMEX
                                     High and Low(1)              Discount (-)(2)(3)                     Volume
                                     --------------               ------------------                     ------
Quarter Ended                         High      Low             High               Low
                                      ----      ---             ----               ---
January 31, 1996...................    9.35     9.10          9.56 (+3.71%)        9.13 (+0.27%)         8,086,200
April 30, 1996.....................    9.00     9.29          9.50 (+5.53%)        8.58 (-7.66%)        12,366,600
July 31, 1996......................    9.41     9.47          8.75 (-7.01%)       8.38 (-11.58%)        17,832,400
October 31, 1996...................    9.88     9.45         8.88 (-10.17%)        8.63 (-8.73%)        11,149,200
January 31, 1997...................   10.32     9.38         9.13 (-11.58%)        8.81 (-6.05%)        15,343,800
April 30, 1997.....................    9.50     9.56          9.19 (-3.29%)        8.88 (-7.17%)         9,408,400
July 31, 1997......................    9.42     9.35          9.38 (-0.48%)        9.13 (-2.41%)         9,781,600
October 31, 1997...................    9.44     8.85          9.38 (-0.69%)        8.13 (-8.19%)        15,609,300
January 31, 1998...................    8.80     7.86          8.13 (-7.67%)        7.25 (-7.76%)        16,513,700
April 30, 1998.....................    8.28     7.89          8.00 (-3.38%)        7.38 (-6.53%)        13.303,500
July 31, 1998......................    7.81     7.02          7.06 (-9.57%)        6.75 (-3.85%)        14,740,800

----------


(1)      Based on the Fund's computations.

(2) Highest and lowest Friday (or other last business day of the week) closing market price per share as reported on the AMEX.

(3) "Related Premium (+)/Discount (-)" represents the premium or discount from NAV of the shares on the date of the respective high and low Friday (or other last business day of the week) market price for the respective quarter.

         On ___________, 1998, the per share NAV was $________ and the share market price was $________, representing a _______% discount from such NAV.

         The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations. The Fund cannot determine the reasons for the Fund's shares trading at a premium or discount to NAV, nor can the Fund predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

                                    THE FUND

         The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. It commenced operations in April 1986 and was the first publicly offered United States registered investment company organized to invest primarily in Australian debt securities. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. In May 1998, the Fund's Common and Preferred stockholders approved a series of proposals allowing the Fund, among other things, to (1) invest up to 35% of its assets in Asian debt securities; (2) invest in Asian debt securities for which there is no established relevant market; (3) invest up to 15% of its total assets in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment, and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment Manager to be, rated AA or A quality; and (4) utilize derivatives in furtherance of its investment objective and policies.

EXPERIENCE OF THE INVESTMENT MANAGER AND INVESTMENT ADVISER

         GENERAL. The Fund's Investment Manager is EquitiLink International Management Limited, an investment management company organized in Jersey, Channel Islands. The Investment Manager manages, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, broker-dealers to execute portfolio transactions on behalf of the Fund and the making of investments in U.S. dollar-denominated securities. The Investment Manager's affiliate, EquitiLink Australia Limited, an Australian corporation, acts as the Fund's Investment Adviser, providing portfolio recommendations to the Investment Manager with respect to Australian, New Zealand and Asian debt securities. The Investment Manager and the Investment Adviser also serve in these capacities for the First Asia Income Fund, a closed-end unit Trust the units of which are listed on the Toronto Stock Exchange, organized to invest primarily in debt securities of issuers in Australia, New Zealand and other Asian countries; The First Australia Fund, Inc., a non-diversified closed-end management investment company, the shares of which are listed on the AMEX and the PSE, organized to invest primarily in Australian listed equity securities, which commenced operations in 1985; and The First Australia Prime Income Investment Company Limited, a closed-end management investment company, the shares of which are listed on the Toronto Stock Exchange, also organized to invest primarily in Australian debt securities, which commenced operations in 1986. In addition, the Investment Manager and Adviser provide management and advisory services to The First Commonwealth Fund, Inc., a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange, organized to invest in high-grade, fixed income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom. The Investment Adviser also manages eleven Australian wholesale public unit trusts and two other closed-end management investment companies, the shares of which are listed on the Australian Stock Exchange Limited, as well as an open-end fund marketed in Taiwan and institutional and private advisory accounts. The Investment Manager and the Investment Adviser are registered with the Commission under the Investment Advisers Act of 1940. See "Management of the Fund."

         EXPERIENCE IN ASIA. The Investment Manager and Investment Adviser also manage the First Asia Income Fund, which commenced operations in May 1997. The Investment Adviser's professional staff collectively has many years of experience managing investments in Asian markets including prior employment with other investment management firms based in Hong Kong and Malaysia.

           INVESTMENT OBJECTIVE AND POLICIES; INVESTMENT RESTRICTIONS

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. The objective and the investment policies set forth in the following four paragraphs and under the caption "Investment Restrictions" may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the Investment Company Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of the shares are represented, or (ii) more than 50% of the relevant shares.

PORTFOLIO STRUCTURE

         It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies, and in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian Country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency is limited to 10% of the Fund's total assets. The Fund will invest only in debt securities for which there is an active secondary market except that the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market.

         During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities. The Fund will not invest in convertible debt securities.

         It is the Fund's policy to limit its investments, as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B- by S&P or B3 by Moody's; provided, however, that in no event may more than 15% of its total assets be invested in Asian debt securities which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality, and provided further; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used.

         The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell the security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment
Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

         The Fund may, with respect to the Asian portion of its portfolio, use derivatives to manage currency and interest rate risk and as a substitute for physical securities. The Fund may also use derivatives with respect to its Australian investments to manage interest rate risk through investing in exchange traded interest rate derivatives. However, it will not use derivatives to hedge Australian currency risk, except in connection with currency forward contracts used in connection with the transfer of cash to the United States.

         As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian or New Zealand commonwealth or state governments or their instrumentalities, to 5% of its assets at the time of purchase. The Fund may invest without limitation in securities of Australian governments or governmental entities and may invest up to 25% of its assets at the time of purchase in New Zealand government securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. See "Taxation -- United States." The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

INVESTMENT RESTRICTIONS

         The Fund may not:

         1.       Purchase   securities   on   margin,  except  such  short-term
                  credits as may be necessary for the clearance of transactions.

         2. Make short sales of securities or maintain a short position (other than with respect to the use of derivatives).

         3. (a) Issue senior securities, except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by those investment restrictions and (ii) that the Fund may issue one or more series of its preferred stock, if permitted by the Articles; or (b) borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make additional investments while any such borrowings are outstanding.

         4.       Buy or sell commodities,  commodity contracts,  real estate or
                  interests   in  real  estate   (other   than   mortgage-backed
                  securities or with respect to the use of derivatives).

         5. Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).

         6. Make investments for the purpose of exercising control or management.

         7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio),

         8. Invest more than 25% of its total assets at the time of purchase in any one industry (including banking) except that the Fund will invest over 25% of its total assets in securities issued or guaranteed, as to payment of principal and interest, by Australian governments or governmental entities. U.S. government securities are excluded from this restriction.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investing in the Shares involves certain risks and considerations not typically associated with investing in the United States. The following discusses risks and special considerations with respect to the Offer and with respect to an investment in the Fund.

DILUTION -- NET ASSET VALUE AND NON-PARTICIPATION IN THE OFFER

         As a result of the terms of the Offer, stockholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the NAV per share will be experienced by all stockholders as a result of the Offer irrespective of whether they exercise all or any portion of their Rights, because the Subscription Price will be less than the then current NAV per share, and the number of shares outstanding after the Offer will increase by a greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of the dilution of the NAV per share, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, any dilution could be minimal or it could be substantial. For example, if the Subscription Price is $____, representing a price which is ____% of an assumed NAV per Share of $____, assuming that all Rights are exercised and the Fund increases the number of Shares subject to subscription by 25% in order to satisfy over-subscriptions, the Fund's NAV per share would be reduced by approximately $____ per share. If, on the other hand, the Subscription Price represents a further discount to the Fund's NAV per share, the dilution would be greater. For example, if the Subscription Price is $____, representing a price which is only ____% of the NAV per share, assuming that all Rights are exercised and the Fund increases the number of shares subject to subscription by 25% in order to satisfy over-subscriptions, the Fund's NAV per share would be reduced by approximately $____ per share. The foregoing examples assumed Subscription Prices of $____ and $____, respectively. However, the actual Subscription Price may be greater or less than the assumed Subscription Prices. The Offer may also have a dilutive impact on investment income available for distribution.

CURRENT DISTRIBUTION RATE

         In February 1989, the Fund began to pay regular monthly distributions from net investment income which, commencing in September 1993, have been supplemented by realized capital gains. The amount of monthly distributions has been reduced from time to time when the previous distribution level could no longer be sustained. For the current fiscal year, the distributions to date have exceeded net investment income. To the extent total distributions for the year exceed the Fund's net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains or will be treated as return of capital. Although the Fund anticipates that investment of the proceeds in higher yielding Asian debt securities will enable the Fund to realize earnings in excess of future distributions, stockholders are cautioned that there can be no guarantee of future performance. The Fund's investment in Asian debt securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of investment in Asia on the

Fund's distribution rate to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events. The Board of Directors reviews the level of distributions on a continuing basis at its quarterly Board meetings, with the next review scheduled to take place at its meeting to be held in September 1998. The Shares issued in the Offer will not be entitled to the distribution to be declared to stockholders of record on __________, 1998 which is payable in ___________ 1998.

CURRENCY EXCHANGE RATE FLUCTUATIONS

         It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar-denominated debt securities. The Fund may also invest up to 35% of its assets in Asian debt securities, including, but not limited to, debt securities which are denominated in, or linked to, the currency of an Asian Country (see "Portfolio Securities - Asian Debt Securities"). Currency Exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by foreign governments. A change in the value of the currency in which a portfolio security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a foreign currency declines, the Fund's NAV would decline. In addition, although most of the Fund's income will be received or realized primarily in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a foreign currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of foreign currency required to be converted into U.S. dollars in order to pay the expenses in U.S. dollars will be greater than the foreign currency equivalent of the expenses at the time they were incurred.

         Currency exchange rate fluctuations can decrease or eliminate income available for distribution or conversely increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed other net investment income for a taxable year, the Fund would not be able to make ordinary income distributions and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to stockholders for U.S. federal income tax purposes thus reducing stockholders' cost basis in their Fund shares, or as capital gain, rather than as an ordinary income dividend.

         The Investment Manager expects to hedge Asian foreign currency risks in accordance with its views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. See "Management of Derivatives" below. There can be no assurance that the Fund will be able to do this hedging successfully. Moreover, currency fluctuations against the U.S. dollar in many Asian countries have been profound and negative in recent months and there can be no assurance that these exchange rates will stabilize against the U.S. dollar. The Fund will not seek to hedge against currency fluctuations in the Australian dollar.

         Securities issued in Asian markets and denominated in an Asian country currency are subject to fluctuation in value due to changes in the value of the currency against the U.S. dollar. A decline in the value of an Asian currency compared to the U.S. dollar will give rise to a capital loss to the Fund. Income received from securities denominated in Asian currencies is also translated into and distributed in U.S. dollars, so that a decline in the value of an Asian currency will result in a decline in income to the Fund.

         Investments made in the local currencies of an Asian country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities. See "Appendix B--Asian Economic Data."

INTEREST RATE FLUCTUATIONS

         Fluctuations in interest rates in the relevant bond markets can affect the Fund's NAV and its distribution rate. The Fund's NAV is adversely affected during periods of rising interest rates in those bond markets and is favorably affected during periods when interest rates fall. Moreover, the Fund may recognize capital loss, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.

         In addition to fluctuation in interest rates, any overall downward trend in interest rates can be expected to ultimately reduce available yields to Fund stockholders, which could in turn result in a reduction in the amount of the Fund's monthly distributions. Although interest rates in Australia and New Zealand were substantially higher than interest rates in the U.S. at the inception of the Fund in 1986, yields on Australian and New Zealand debt securities have generally declined in recent years and are currently more comparable to yields available in the U.S. Relatively high levels of interest rates are currently available in Asian debt markets, but there can be no assurance that these rates will continue to be obtainable.

         Changes in the level of interest rates, in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Asian countries where, for example, 100 to 200 basis point interest rate changes are not uncommon. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy. See "Appendix B--Asian Economic Data."

RISKS INVOLVED IN ASIAN INVESTMENT

         In May 1998, the Fund's Common and Preferred stockholders approved a series of proposals allowing the Fund, among other things, to (1) invest up to 35% of its assets in Asian debt securities; (2) invest in Asian debt securities for which there is no established relevant market; (3) invest up to 15% of its total assets in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment, and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment Manager to be, rated AA or A quality; and (4) utilize derivatives in furtherance of its investment objective and policies. Investment in Asian debt markets will expose the Fund to greater foreign exchange risk, interest rate risk, credit risk, political and economic risk ("event risk") and liquidity risk than would be the case if the Fund invested only in Australian and New Zealand securities.

         The following summarizes the main risks involved in investing in Asian bond and short term money market securities relative to similar types of securities in Australia and the U.S. In managing the Fund, the Investment Manager and Investment Adviser will manage all risks in accordance with their stated investment guidelines.

         Credit Risk. The proposals approved by Common and Preferred stockholders in May 1998 permit the Fund to invest up to 15% of its total assets in Asian debt securities which, at the time of investment, are rated below investment grade or, if unrated, are in the opinion of the Investment Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade introduces an element of speculation, requires skilled credit analysis and reduces the overall credit quality of the Fund's portfolio.

         Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premia now required by investors for taking the associated credit risk.

         Investment in debt securities expose the Fund to credit risk (that is, the risk of default on interest and principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

         Unrated securities. Under the proposal, the Fund will be permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager and Investment Adviser intend to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

         Below-investment grade securities. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager and Investment Adviser will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

         The achievement of the Fund's investment objective will be more dependent on the Investment Manager or the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

         Lower quality debt securities tend to be highly leveraged. Their issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supernational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

         Lower quality debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager and Investment Adviser anticipate that these securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

         The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging Asian markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

         The Investment Manager and Investment Adviser will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

         Management of Credit Risk. At the upper end of the credit rating spectrum, recognized international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in emerging markets such as Asia, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and Investment Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment. They have advised the Fund that the process of credit assessment in much of Asia's developing debt markets is similar to that undertaken when considering an equity investment, rather than a debt purchase. In debt investing, the Investment Manager and Investment Adviser determine the likelihood of default (by assessing debt to equity levels, interest coverage, etc.), and then compare that to the market price offered for that issuer. As with stock investing, qualitative factors must be evaluated, including management capability, in order to assess the likelihood that the issuer will remain in business for the life of the security (i.e., to make interest payments plus return of principal).

         The Investment Manager and Investment Adviser also consider external credit assessments available from rating agencies such as S&P and Moody's, as well as any reports on the issuer which may be available from brokers or other sources. A chart showing the current S&P and Moody's credit ratings on long-term foreign sovereign debt for the Asian countries in which the Fund may invest is included in Appendix B.

         Once a company has been fully assessed, the Investment Manager and Investment Adviser determine whether the return on that company's security appears adequate to compensate for the risks of investment.

         Political and Economic Risk. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments in the Asian Countries as well as Australia and New Zealand. Moreover, accounting, auditing and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States.

         Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. and Australian issuers. Asian economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in Asian countries involve political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

         With their strong reliance on international trade, the Asian economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs. See "Appendix B--Asian Economic Data."

         Tax Risk. Income earned on investments in Asian countries may be subject to applicable withholding taxes and other taxes imposed by the governments of these countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

         The tax code, assessment, collection and crediting systems of some Asian countries are currently under review. Local officials are given considerable leverage and discretion in fixing the level and amount of tax to which an investment may be subject.

         Legal and Accounting Risk. The legal systems in many Asian countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

         Accounting and auditing standards applied in certain Asian countries frequently do not conform with the accepted international standards used in Australia and the U.S. In some cases accounting policies, for example the use of the constant purchasing power method, can have a distortive effect. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

         Liquidity Risk. While the Fund may ordinarily invest only in debt securities for which there is an active secondary market, in order to give it the flexibility to invest in Asian debt securities, the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market.

         The securities markets that exist in emerging Asian countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

         In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

         Timing. When an investment is made into a new asset class, such as Asian debt securities, its timing can be significant in terms of performance. For example, if an investment is made in a new asset class just prior to the advent of very favorable market conditions, the investment performance will be better than it would have been if the investment had been made two years earlier in a static market. Conversely, if an investment is made in a new asset class just prior to a significant downturn in that market, performance will be worse than it would have been had the investment been made later. It is not possible to predict major market events and, therefore, investment into volatile markets, such as Asia, presents the added risk of timing.

         The experience of the First Asia Income Fund is illustrative. The First Asia Income Fund ("FAI.UN") is a closed-end investment trust managed by the Investment Manager and advised by the Investment Adviser. FAI.UN was listed on the Toronto Stock Exchange in May 1997. Its investment objective is to maximize current income through investment in debt securities of issuers in Australia, New Zealand and selected Asian countries. Over a period of months following its inception, FAI.UN took increasingly defensive positions in Australian dollar, U.S. dollar and Canadian dollar denominated securities as the deteriorating Asian economic conditions were becoming clear. Nonetheless, as a result of its investments that were made in the Asian markets just prior to a downturn, the performance of FAI.UN was worse than it might have been had the investments been made at a different time. In the opinion of the Investment Manager and the Investment Adviser, since early 1998, the economic conditions in Asia have presented investment opportunities. Accordingly, FAI.UN has increased its exposure to Asian currencies.

         USE OF DERIVATIVES. Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the Investment Manager's and Investment Adviser's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

         The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

         . an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged;

         .   the  possible   absence  of  a  liquid  secondary  market  for  any
             particular derivative at any time;

         . the potential loss if the counterparty to the transaction does not perform as promised;

         . the possible need to defer closing out certain positions to avoid adverse tax consequences;

         . the risk that the financial intermediary "manufacturing" the derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

         . because derivatives are "manufactured" by financial institutions for the most part, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

         . the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

         The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur.

         PREFERRED STOCK. The leverage obtained through the outstanding Preferred Stock, since its issuance in January 1989, has generally provided holders of Common Stock with a higher yield than they would otherwise have received. Under such conditions, the benefit of leverage to holders of Common Stock will be reduced and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. The Fund has the authority to redeem the Preferred Stock for any reason and may redeem all or part of the Preferred Stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund may also need to redeem all or a portion of the Preferred Stock to the extent required by the Investment Company Act, the terms of the Preferred Stock or by rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding. See "Financial Highlights -- Senior Securities." Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

         YEAR 2000 RISK. Many existing computer programs may not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the service providers to the Fund do not take adequate steps to address the Year 2000 Problem prior to January 1, 2000. The problem may also particularly impact the Fund as it seeks to implement its new Asian debt securities investment policy. This impact will depend upon the degree of technological sophistication of the issuers of securities and the degree of due diligence they are applying to the Year 2000 Problem. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on the issuers of securities in which it invests.

         NET ASSET VALUE DISCOUNT. Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that NAV will decrease. The Fund's shares have frequently traded at prices below NAV since the commencement of the Fund's operations. In the twelve months ended July 31, 1998, the Fund's shares have traded in the market at an average discount to NAV of 5.05%. The Fund cannot predict whether its shares in the future will trade at, below or above NAV. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

         NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" investment company under the Investment Company Act. See "Investment Objective and Policies; Investment Restrictions" and "Taxation -- United States."

         TAX CONSIDERATIONS. Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of stockholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes, that is subject to the U.S. withholding tax. Investors should review carefully the information discussed under the heading "Taxation" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         ARTICLES OF AMENDMENT AND RESTATEMENT AND BY-LAW PROVISIONS. The Fund presently has provisions in its Articles that could have the effect of limiting
(i) the  ability of other  entities  or persons to acquire  control of the Fund,
(ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or stockholders to amend the Articles or effect changes in the Fund's management. The By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with such Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors. Other provisions require the approval of holders of 75% of the outstanding shares of the Common and Preferred Stock voting both together as a single class and separately as to each class to approve certain transactions including certain mergers, asset dispositions and conversion of the Fund to open-end status. The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Capital Stock -- Common Stock" and "Certain Provisions of the Articles of Amendment and Restatement and By-Laws." The Fund's Articles authorize the Fund, by action of its Board of

Directors, to issue up to 100,000,000 shares of Preferred Stock in one or more series and from time to time. See "Risk Factors and Special Considerations -- Preferred Stock."

                              PORTFOLIO COMPOSITION

         The following sets forth certain information with respect to the composition of the Fund's investment portfolio in terms of percentages of total market value (excluding $___________ held in U.S. and Australian dollar-denominated short-term investments) as of April 30, 1998.


                                                                               % of Total
                                                           Market Value       Market Value
                                               Number         in U.S.         of Long-Term
                                              of Issues       Dollars          Investments
                                              ---------       -------          -----------
 Australia and New Zealand
     government securities.......................              $_________          ______%
 Australian state and
     semi-government securities..................              $_________          ______%
 Australia and New Zealand
     corporate bonds.............................              $_________          ______%
 Eurobonds.......................................              $_________          ______%
                                                 ---        ---------------            --
      Total long-term investments................              $_________             100%
                                                 ===         ==============           ===

                   RATINGS OF SECURITIES HELD IN THE PORTFOLIO




                                                      % of Total Market Value
                                                       of Long-Term Portfolio
                                                       ----------------------

MOODY'S  INVESTORS  SERVICE,  INC.  ("MOODY'S")
AND/OR STANDARD  &  POOR'S   RATING   GROUP, A
DIVISION OF  MCGRAW-HILL, INC. ("S&P")*
Aaa/AAA by Moody's or S&P...................                             __%
Aa/AA By Moody's or S&P.....................                             __%
A/A by Moody's or S&P.......................                             __$
                                                                        ----
   Total Portfolio Rated by Moody's
     and/or S&P                                                         100%
                                                                        ----
------------------
* Reflects the lower of the Moody's or S&P rating

                  COMPARISON OF FUND TOTAL RETURNS TO THE CBBI
                              IN AUSTRALIAN DOLLARS

         The following chart sets forth a comparison of the total return based on NAV of the Fund to that of the Commonwealth Bank All Series, All Maturities, Accumulation Bond Index (the "CBBI") in Australian Dollars. The CBBI reflects the total return on all outstanding Australian government bonds, adjusted to reflect capital gains and losses and reinvestment of income. The Fund's performance reflects the reinvestment of dividends at the first net asset value calculated after distribution. In addition, for comparative purposes, the performance of the CBBI, as presented below, has been reduced to reflect the imposition of the 10% withholding tax levied by Australia on interest income derived from Australian sources by non-resident investors in order to account for the same 10% tax levied on the Fund's Australian source income. While there are several differences between both the composition and the performance of the CBBI and the Fund's portfolio of investments, the Investment Adviser believes that this comparison is the most representative available method of demonstrating the correlation of the Fund's performance with that of Australian government bonds.

         Among the factors distinguishing the CBBI from the Fund are the following: (i) the CBBI is an unmanaged index that bears none of the costs associated with the portfolio management activities of an investment company such as the Fund and, therefore, the performance of the CBBI, as measured against the after-expenses performance of the Fund, is favorably affected; (ii) the CBBI is made up entirely of Australian government bonds, while the Fund also invests in Australian semi-government bonds, Australian corporate bonds, and Eurobonds; (iii) Australian semi-government bonds, Australian corporate bonds, and Eurobonds, which, over the life of the Fund, have represented between 28% and 77% of the total assets of the Fund (on a quarterly basis), generally yield slightly higher returns than those of Australian government bonds and therefore the performance of the Fund, as measured against the CBBI, is favorably affected; and (iv) while the CBBI is adjusted to reflect the imposition of the 10% withholding tax levied on the Fund's Australian source income, the portion of the Fund's portfolio held in Eurobonds, which, since April, 1993, has averaged approximately 24% on a quarterly basis, is not subject to such tax and therefore the performance of the Fund, as measured against the adjusted CBBI, is favorably affected.

                                  [Line Graph]

-----------
(1) Fund total return measured in Australian dollars for the period from the Fund's inception on April 24, 1986 through April 30, 1998 after expenses and fees is _____% or ____% per annum and before expenses and fees is _____% or ____% per annum. Past performance is no guarantee of future results. The Fund's total return as reflected in the chart is based on the Fund's NAV rather than on market value. The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations.

(2) The "Before Expenses and Fees" calculation is derived by adding back the operating expenses of the Fund, including those relating to the Preferred Stock, which are subtracted in the "After Expenses and Fees" calculation. The one-time offering and underwriting expenses associated with each of the Preferred Stock issues and the prior rights offerings, which are subtracted in the "After Expenses and Fees" calculation, have also been added back.

(3) CBBI total return, which is shown in the chart after adjustment to reflect the imposition of the 10% withholding tax levied by Australia in order to account for the 10% tax levied on that portion of the Fund's income that is Australian source income, for the period from April 24, 1986 through April 30, 1998 is _____% or ____% per annum. Before such adjustment, CBBI total return for the same period is _____% or ____% per annum.

         For further information, reference should be made to "Financial Statements" and "Appendix A -- Australian Economy."

                              PORTFOLIO SECURITIES

Description of Debt Securities

         The types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.

AUSTRALIAN SECURITIES

         Commercial Banks. The Fund is permitted to invest in bills of exchange, certificates of deposit and promissory notes issued or guaranteed, as to payment of principal and interest, by Australian commercial banks. Australian commercial banks are generally comparable to U.S. banks and are subject to regulation by Australian government authorities. The Investment Adviser does not believe that there are any special risks associated with these securities arising out of the fact that they are issued by banks. Bills of exchange are negotiable instruments, issued to finance current transactions, which generally mature within six months and which are accepted or endorsed by a commercial bank and thus carry the bank's credit. Certificates of deposit are negotiable instruments issued by commercial banks with maturities ranging from a few days to several years. Promissory notes are negotiable instruments endorsed and therefore guaranteed by a commercial bank or backed by a bank letter of credit as to payment of principal and interest. Maturities generally range up to 180 days. Bank bills, certificates of deposit and promissory notes are usually issued at a discount from face value and are traded by dealers in an active public secondary market.

         Governmental Entities. The Fund is permitted to invest in Federal Commonwealth of Australia (the "Commonwealth") government bonds and treasury notes and state government and semi-government bonds and notes. Commonwealth government bonds and treasury notes represent the obligations of the Commonwealth and are sold by the Reserve Bank of Australia (the central bank) through public tenders. Bonds have maturities up to 15 years while notes are issued in maturities of 13 and 26 weeks. The Commonwealth also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various states and state instrumentalities and, in the case of state instrumentalities, are guaranteed by the applicable state government. Maturities range from less than one year to 15 years. Australian federal and state government debt securities are frequently listed on the Australian Stock Exchange Limited but most trading is by dealers in an active public secondary market.

         Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by Australian companies, whether or not guaranteed or backed by a commercial bank. These securities have maturities generally ranging from less than one year to five years and are traded by dealers in an active public secondary market.

         Mortgage-Backed Securities. The Fund is permitted to invest in Australian mortgage-backed securities, which represent part ownership by the Fund in a pool of mortgage loans. These loans are made by private lenders and may have guarantees from Australian federal and state governmental entities, companies and agencies. The securities would have to satisfy the Fund's general credit criteria to qualify for purchase. Characteristics of several of the major mortgage-backed securities are summarized below:

         FANMACs: FANMAC securities are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd.

("FANMAC"). FANMAC is owned 26% by the Government of the State of New South Wales with the remainder owned by other institutions. The Government of the State of New South Wales has provided the FANMAC Trust with a guarantee as to availability of funds to meet payment. The securities have been rated by Australian Ratings Pty. Ltd. ("Australia Ratings") and S&P. FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

         NMMC AUSSIE MACs and National Mortgage Market Bonds: National Mortgage Market Corporation Ltd. ("NMMC") has issued both AUSSIE MACs, which are medium-term bearer securities, and National Mortgage Market Bonds. NMMC is a private company which is 26% owned by the Government of the State of Victoria and 74% by private institutions. Both AUSSIE MACs and National Mortgage Market Bonds are rated by Australian Ratings.

         MTCs: Mortgage Trust Certificates ("MTCs") are securities issued against specific mortgages by a trustee and are similar to "pass through" certificates. MTCs are issued on a continuous basis, insured by Australian insurance companies against both mortgage default and an early call, and rated by Australian Ratings.

         MMSs and ANNIE MAEs: MMSs are mortgage-backed securities issued by MGICA Securities Ltd., a wholly-owned subsidiary of AMP Society Ltd., an Australian insurance company. ANNIE MAEs are securities issued by Australian National Mortgage Pool Agency Ltd., an affiliate of Bank of America. Both MMSs and ANNIE MAEs are issued against pools of mortgages and are rated by Australian Ratings.

         Other Debt Securities including Australian dollar denominated global or Eurobonds. Subject to its investment policy of investing at least 65% of its assets in Australian dollar-denominated debt securities of Australian issuers, the Fund is permitted to invest in Australian dollar-denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers. Thus, the Fund is permitted to invest in Australian dollar denominated global or Eurobonds that expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. The latter securities are usually issued in the Eurodollar market by multi-national banks and companies which may have operations in Australia or New Zealand.

ASIAN DEBT SECURITIES

         "Asian debt securities" includes (1) debt securities issued by entities located in the following countries: China, Hong Kong, India, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand (each an "Asian Country" or together "Asian Countries"); as well as (2) debt securities of other issuers which are denominated in, or linked to, the currency of an Asian Country. In addition, "Asian debt securities" may include debt securities issued by entities located in other countries on the Asian continent, or which are denominated in, or linked to, the currency of any other country on the Asian continent provided the country is approved for investment by the Board of Directors upon the recommendation of the Investment Manager and the Investment Adviser.

         The Fund is permitted to invest in physical securities denominated in Asian local currency including government bonds, bills and convertible notes. Subject to its investment policies, the Fund may invest no more than 15% of its total assets in Asian debt securities, including local currency physical securities, which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. Debt securities rated below investment grade are sometimes referred to as "junk bonds." For information regarding the risks of investing in securities rated below investment grade, see "Risk Factors and Special Considerations--Risks Involved in Asian Investment--Credit Risk."

         Asian Yankee Bonds. The Fund is also permitted to invest in Asian Yankee bonds in order to gain exposure to certain Asian debt markets without exposing the fund to Asian currency risk. Asian Yankee bonds are U.S.
dollar-denominated debt securities issued by obligors located in Asian countries. The bonds may be issued in the United States and may be registered under U.S. securities law. Asian Yankee bonds, which are only available in the United States, may be purchased from brokers operating in the United States, or may be purchased outside the United States through offices located outside the United States of brokers doing business in the United States. Asian Yankee bonds are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the issuer's ability to maintain a sufficiently liquid market for the specific issue. The bonds are also affected by movements in U.S. interest rates.

         Derivative Securities. The Fund can use derivatives with respect to its Australian fixed income securities to modify interest rate risk and adjust the Fund's duration or its positioning along the yield curve. With respect to its Asian debt securities, the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular Asian market or security, where either the physical security is too expensive, or there is an insufficient supply of the particular security. In general, derivatives will not be utilized to leverage the Fund.

         By directly investing into Asia, the Fund will take on exposure to the currencies of the countries in which it holds securities. The Fund will seek to manage currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency strategies. Also, investment in Asian Yankee bonds involves exposure to both fluctuations in U.S. interest rates and the credit standing of a particular Asian issuer. There may be times when the Fund wishes to reduce the U.S. interest rate exposure embedded in Asian Yankee bonds. This can be done by selling U.S. Treasury Bond futures.

         Investment in Asian fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction  costs  reduced  by using  derivatives  rather  than the  underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular Asian countries is through derivatives.

         The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors and Special Considerations--Use of Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by recognized international ratings agencies. Only up to 5% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes and a maximum of 2.5% of total assets may be at risk to any single counterparty in currency forwards. All currency forwards must be settled only in U.S. dollars.

         The Fund will only engage in exchange-traded derivatives transactions on regulated derivative exchanges. A maximum of 35% of total assets may be at risk in exchange-traded derivatives. For derivatives traded on the Sydney
Futures Exchange, the maximum gross exposure (long positions plus short positions) will be 20% of total assets and the maximum net exposure (long positions minus short positions) will be 15% of total assets. A maximum of 20% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 5% of total assets, excluding Japanese Government Bond ("JGB") futures, may be at risk in derivatives traded on any one Asian futures exchange. A maximum of 7% of total assets may be at risk in JGB futures contracts (traded on Singapore International Monetary Exchange and the Tokyo Stock Exchange). The Fund will only use the exchange-traded (as opposed to over-the-counter) interest rate derivatives in the Australian component of its portfolio. It will not use derivatives where it would contravene the guidelines set by the rating agencies for AMPS issues. Currency derivatives are not used to hedge Australian dollar currency risk associated with the Fund's investments in Australia.

U.S. SECURITIES

         Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

         Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-1 or Prime-2 by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term debt obligations).

REPURCHASE AGREEMENTS

         The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the Investment Company Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The names and addresses of the Directors and officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies. Directors who are "interested persons" of the Fund, as defined by the Investment Company Act, are indicated by an asterisk.

         Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Maddock, Miles, Sacks, Fraser, Sherman, Cutler, Horsburgh, Knight, Elsum, Freedman, Manor, Yontef and Randall) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon the Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States. The Fund has been advised by Jersey counsel that it is unlikely that the courts of Jersey would adjudge civil liability against Directors and officers resident in Jersey in an original action predicated solely on a violation of the federal securities laws of the United States. Although there is no arrangement in place between Jersey and the United States for the reciprocal enforcement of judgments, a judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States would be enforceable by action or counterclaim or be recognized by the Jersey courts as a defense to an action or as conclusive of an issue in that action unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. There is doubt as to the enforceability in Australia and Canada, the countries in which other Directors and officers are resident, of these civil liability provisions, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.



                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------

Anthony E. Aaronson++                     Class I Director     Director,  The First  Australia  Fund,  Inc.  (since 1985);
116 South Anita Avenue                                         Tony  Aaronson   (textile   agent)   (since   1993);   Vice
Los Angeles, CA 90049                                          President,   Fortune   Fashions  (1992-  1993);   President
                                                               Fashion  Fabric   Division,   Forrest  Fabrics   (textiles)
                                                               (August 1991-1992);  Director, PKE Incorporated (consulting company) (1988-1990);  Director, Textile Association of Los
                                                               Angeles  (1990-1993);  Vice President,  Textile Association
                                                               of Los Angeles  (1996-1997);  Director O.T.C.  Sales, Emday
                                                               Fabric    Co.   (textiles)     (1986-1991);     Executive
                                                               Vice-President and Secretary-Treasurer,  J&J Textiles Inc.,
                                                               (1982-1986).

Roger C. Maddock*                         Class I Director     Director,  The First  Australia  Fund,  Inc.  and The First
Union House, Union Street                                      Commonwealth   Fund,  Inc.   (since  1992);   Chairman  and
St. Helier, Jersey                                             Managing  Director,   EquitiLink  International  Management
Channel Islands JE4 8TQ                                        Limited  (since  1985);  Partner,  Jackson  Fox,  Chartered
United Kingdom                                                 Accountants  (since 1981);  Director,  Worthy Trust Company
                                                               Limited  (since 1993); Director,  Professional  Consultancy
                                                               Services  Limited (since 1983);  Director, Honeywell Spring
                                                               Limited  (since 1987);  Director,  The  EquitiLink  Private
                                                               Gold  Investment   Fund   Limited  (since  1992); Director,
                                                               CentraLink-EquitiLink  Investment  Company  Limited  (since
                                                               1994).


                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------



Neville Miles                             Class I Director     Director,  The First  Australia  Fund,  Inc.  (since 1996);
23 Regent Street                                               Director, MaxiLink Limited (investment company);  Director,
Paddington, N.S.W. 2021                                        Walker  Corp.  Limited  (property  development);  Director,
Australia                                                      First  Resources   Development  Fund  Limited   (investment
                                                               company); Executive Director, EL&C Ballieu   Limited (stock
                                                               broker)  (1994-1996);  Executive  Director,   Old   Minnett
                                                               Securities Limited (stock broker) (1998-1994).

John T. Sheehy++                          Class I Director     Director,  The First  Australia  Fund,  Inc.  (since 1985),
2700 Garden Road                                               First  Australia  Prime Income  Investment  Company Limited
Suite G                                                        (since 1986) and The First  Commonwealth  Fund, Inc. (since
Monterey, CA  93940                                            1992);  Managing  Director,  The Value Group LLC  (merchant banking) (since 1997); Managing  Director, Black &  Company
                                                               (broker-dealer and investment  bankers);  Director, Greater
                                                               Pacific  Food  Holdings  Inc. (food   industry   investment
                                                               company)  (since 1993);  Director, Video  City, Inc. (video retail  merchandising);  Partner,  Sphere Capital  Partners
                                                               (corporate  consulting)  (since  1987);  Director,   Sphere
                                                               Capital  Advisors  (investment  adviser);  Director,  Sandy
                                                               Corporation   (corporate   consulting,   communication  and
                                                               training) (1986-1996);  Associate Director,  Bear Stearns &
                                                               Co. Inc.  (1985-1987);  previously,  Limited Partner,  Bear
                                                               Stearns & Co. Inc.

Rt. Hon. Malcolm Fraser                   Class II Director    Director,  The First  Australia  Fund,  Inc.  (since 1985),
A.C., C.H.+                                                    First  Australia  Prime Income  Investment  Company Limited
44/55 Collins Street                                           (since 1986) and The First  Commonwealth  Fund, Inc. (since
Melbourne, Victoria 3000                                       1992);  Partner,  Nareen  Pastoral  Company  (agriculture);
Australia                                                      Fellow,   Center   for   International   Affairs,   Harvard
                                                               University; International Council of Associates,  Claremont
                                                               University;    Chairman,   CARE    Australia  (since 1987);
                                                               President, CARE  International   (1990-1995);  Member,  ANZ
                                                               International   Board  of  Advice  (1987-1990); InterAction
                                                               Council   for  Former   Heads of   Government  (since 1987,
                                                               Chairman since 1997); Co-Chairman,



                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------



                                                               Commonwealth   Eminent  Persons  Group  on  Southern  Africa
                                                               (1985-1986);   Chairman,  United    Nations    Committee  on
                                                               African  Commodity   Problems  (1989-1990);  Consultant, The
                                                               Prudential   Insurance   Company of  America;  International
                                                               Consultant on Political, and Strategic Affairs (since 1983);
                                                               Parliamentarian-Prime    Minister  of Australia (1975-1983).

Harry A. Jacobs, Jr.*                     Class II Director    Director,  The   First  Australia  Fund,  Inc. (since 1985);
One New York Plaza                                             Chairman and Chief Executive Officer, Prudential Mutual Fund
New York, NY 10292                                             Management,  Inc. (June-September   1993);  Senior Director,
                                                               Prudential Securities Incorporated (since 1986); previously,
                                                               Chairman of the Board,  Prudential  Securities  Incorporated
                                                               (1982-1985);  Chairman of  the  Board  and  Chief  Executive
                                                               Officer, Bache Group, Inc. (1977-1982); Trustee, The Trudeau
                                                               Institute   (eleemosynary);   Director   of  11   investment
                                                               companies affiliated with Prudential Securities Incorporated.

Howard A. Knight                          Class II Director    Director,  The First  Australia  Fund,  Inc.  (since  1993);
36 Ive Street                                                  Director,   Vice  Chairman  and  Chief  Operating   Officer,
London SW3 2ND                                                 Scandinavian   Broadcasting   System  S.A.  (television  and
United Kingdom                                                 radio  broadcasting)  (since  1996);  Private  Investor  and
                                                               Consultant  (1994-1996);  President of  Investment  Banking,
                                                               Equity  Transactions  and  Corporate  Strategy,   Prudential
                                                               Securities  Incorporated  (1991-1994);  former Chairman  and
                                                               Chief  Executive  Officer, Avalon  Corporation  (1984-1990);
                                                               Managing Director,  President and Chief  Executive  Officer,
                                                               Weeks  Petroleum   Limited  (1982-1984);  General   Counsel,
                                                               member of  the   Executive  Committee and  Director, Farrell
                                                               Lines Incorporated (1976-1982); Partner, Cummings & Lockwood
                                                               (1963-1976).


                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------



Peter D. Sacks++                          Class II Director    Director,  The First  Commonwealth Fund, Inc.  (since 1992);
33 Yonge Street                                                President  and  Director,   Toron  Capital   Markets,   Inc.
Suite 706                                                      (currency,  interest  rate and commodity  risk   management)
Toronto, Ontario M5E 1G4                                       (since  1988);  Director,  Toron   Capital  Management  Ltd.
Canada                                                         (commodity  trading  adviser) (since 1994);  Vice  President
                                                               and  Treasurer,  Midland  Bank   Canada   (1987-1988);  Vice
                                                               President and  Treasurer,  Chase  Manhattan  Bank of  Canada
                                                               (1985-1987).

Brian M. Sherman*                         Class II Director;   President  and  Director,  The First  Australia  Fund,  Inc.
Level 3                                   President (since     (since  1985);  Joint  Managing  Director  (since 1986)  and
190 George Street                               1986)          Chairman   (since  1995),   First  Australia   Prime  Income
Sydney, N.S.W. 2000                                            Investment  Company  Limited;  Director and  Vice  President
Australia                                                      (since  1992)  and   Chairman   (since   1995),   The  First
                                                               Commonwealth Fund, Inc.; Chairman and Joint Managing Director,
                                                               EquitiLink Limited (since 1986); Chairman and Joint Managing
                                                               Director, EquitiLink Australia Limited (since 1981); Director,
                                                               EquitiLink  International  Management  Limited (since 1985);
                                                               Joint  Managing  Director,  MaxiLink  Limited  (since 1987);
                                                               Executive Director, MaxiLink Securities Limited (since 1987);
                                                               Director, First  Resources Development  Fund Limited  (since
                                                               1994);  Director, Ten Group Limited (since 1994);  Director,
                                                               Telecasters North Queensland Limited (since 1993); Director,
                                                               Sydney Organizing Committee for The Olympic Games.

Sir Roden Cutler, V.C., A.K.,             Class III Director;  Director,  The  First  Australia  Fund,  Inc.  (since 1985);
K.C.M.G.,                                 Chairman of the      Chairman  (1986-1995)  and   Director  (since  1986),  First
K.C.V.O., C.B.E., K.St.J.+                  Board (1986-1995)  Australia   Prime  Income   Investment    Company   Limited;
22 Ginahgulla Road                                             Chairman  (1992-1995) and Director (since 1992),  The  First
Bellevue Hill, N.S.W. 2023                                     Commonwealth   Fund,  Inc.;  Australia  Director,   Rothmans
Australia                                                      Holding  Ltd.   (formerly  Rothmans  Pall   Mall)  (tobacco)
                                                               (1981-1994);  Chairman,   State  Bank  of  New  South  Wales
                                                               (1981-1986);   Governor  of   New   South  Wales,  Australia
                                                               (1966-1981).


                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------


David Lindsay Elsum +                     Class III Director   Director,  The  First  Australia  Fund,  Inc.  (since 1985),
9 May Grove                                                    First  Australia  Prime Income  Investment  Company  Limited
South Yarra, Victoria 3141                                     (since 1986) and  The First  Commonwealth  Fund, Inc. (since
Australia                                                      1992);   Director,  IlTec  Limited  (1993-1996);  President,
                                                               State   Superannuation    Fund   of  Victoria   (1986-1993);
                                                               Director,  MaxiLink  Limited;  Managing  Director,  The  MLC
                                                               Limited (insurance) (1984-1985);  Managing Director, Renison
                                                               Goldfields   Consolidated   Limited   (mining)  (1983-1984);
                                                               Member,  Federal  Administrative  Appeals  Tribunal; Member,
                                                               Corporations   and   Securities  Panel  of  the   Australian
                                                               Securities and Investments Commission of  Australian  States
                                                               and   Territories;   Chairman,   Queen   Victoria    Market;
                                                               Director,   First  Resources  Development  Fund  Limited and
                                                               Statewide  Friendly  Society; Chairman,  Stodart  Investment
                                                               Pty. Ltd.; Chairman,  Melbourne Wholesale Fish Market  Ltd.;
                                                               Adviser,  TASA  International  Executive  Search;  Chairman,
                                                               Health Computing Services Limited.

Laurence S. Freedman*                   Class III Director;    Chairman  (since  1995)  and  Vice  President  and  Director
Level 3                                   Chairman (since      (since  1985),   The  First  Australia   Fund,  Inc.;  Joint
190 George Street                      1995); Vice President   Managing Director,  First Australia Prime Income  Investment
Sydney, N.S.W. 2000                         (since 1986)       Company Limited (since 1986);  President and  Director,  The
Australia                                                      First  Commonwealth  Fund, Inc.  (since 1992);  Founder  and
                                                               Director, EquitiLink  Limited   (since 1986); Joint Managing
                                                               Director, EquitiLink Australia Limited (since 1982); Director,
                                                               EquitiLink  International  Management Limited  (since 1985);
                                                               Chairman and Joint Managing Director, MaxiLink Limited (since
                                                               1987); Executive Director MaxiLink Securities Limited (since
                                                               1987);  Chairman  and Director, First Resources  Development
                                                               Fund Limited (since 1994); Joint Managing Director, Ten Group
                                                               Limited(since 1994); Director, Telecasters North  Queensland
                                                               Limited  (since 1993); Managing  Director, Link  Enterprises
                                                               (International) Pty. Limited



                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------


                                                               (investment  management  company) (since 1980);  Manager  of
                                                               Investments,  Bankers  Trust  Australia Limited (1978-1980);
                                                               Investment   Manager,  Consolidated  Goldfields  (Australia)
                                                               Limited  (natural  resources investments), (1975-1978).

Michael R. Horsburgh                     Class III Director    Director,  The  First  Australia  Fund,  Inc.  (since 1985);
21, 22/FI Ssang Yong Tower                                     Director,  The First  Commonwealth Fund, Inc. (since  1994);
23-2 Yuido-dong                                                Executive  Vice President,  Hannuri  Securities  Investment,
Youngdungpo-gu,                                                Ltd.  (since  October  1997);  Managing   Director,  Carlson
Seoul 150-010, Korea                                           Investment  Management,  Inc. (1996-October 1997);  Director
                                                               and Chief Executive Officer,  Horsburgh  Carlson  Investment
                                                               Management, Inc. (1991-1996);  Director, The  First  Hungary
                                                               Fund; Managing Director,  Barclays  de Zoete Wedd Investment
                                                               Management   (U.S.A.)   (1990-1991);    Special    Associate
                                                               Director,  Bear  Stearns  &  Co,  Inc.  (1989-1990);  Senior
                                                               Managing  Director,  Bear  Stearns  & Co. Inc.  (1985-1989);
                                                               General  Partner,  Bear,  Stearns  & Co.  Inc.  (1981-1985);
                                                               previously Limited Partner, Bear, Stearns & Co. Inc.

William J. Potter+                       Class III Director    Director,  The First Australia  Fund, Inc. (since 1985), The
380 Lexington Avenue                                           First  Australia  Prime Income  Investment  Company  Limited
Suite 1511                                                     (since 1986) and  The First  Commonwealth  Fund, Inc. (since
New York, NY  10168                                            1992);   Partner,   Sphere   Capital   Partners   (corporate
                                                               consulting)  (1989-1997);  President,   Ridgewood  Partners,
                                                               Ltd. (investment banking) (since 1989);  Managing  Director,
                                                               Prudential-Bache Securities Inc. (1984-1989);  Director  and
                                                               Chairman of Finance, National  Foreign   Trade   Association
                                                               (USA);  Director,  Ridgewood  Capital  Funding, Inc. (NASD);
                                                               Director,  Alexandria  Bancorp  Limited  (banking  group  in
                                                               Cayman   Islands);  Director,  Battery  Technologies,  Inc.;
                                                               Consultant,  Trieste   Futures   Exchange,  Inc.;  Director,
                                                               Impulsora del Fondo Mexico; Director, International Panorama
                                                               Resources Ltd.; Director, Voicenet, Inc.; Director, Canadian
                                                               Health  Foundation; First Vice  President, Barclays Bank, plc
                                                               (1982-1984); previously



                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------

                                                               various positions with Toronto Dominion Bank.

David Manor*                            Preferred Director;    Treasurer,  The First  Australia  Fund,  Inc. (since  1987);
Level 3                                      Treasurer         Director and Treasurer,  The First  Commonwealth  Fund, Inc.
190 George Street                           (since 1987)       (since 1992) and Treasurer,  First  Australia  Prime  Income
Sydney, N.S.W. 2000                                            Investment   Company    Limited   (since  1987);   Executive
Australia                                                      Director,   EquitiLink   Australia  Limited  and  EquitiLink
                                                               Limited   (1986-1998);   Director,  EquitiLink International
                                                               Management Limited (since 1987) and EquitiLink U.S.A., Inc.;
                                                               Director, Telecasters Australia Limited (1995-1997).

Marvin Yontef*                               Preferred         Partner,  Stikeman,  Elliott  (Canadian law firm);  Director
P.O. Box 85                                   Director         of and counsel to First  Australia  Prime Income  Investment
5300 Commerce Court West                                       Company Limited;  Director and Executive  Committee  Member,
Toronto, Ontario                                               Gordon Capital  Corporation  (Canadian  investment   dealer)
Canada M5L 1B9                                                 (since 1996);  Director,  Pendaries  Petroleum  Ltd.  (since
                                                               1996).

Kenneth T. Kozlowski                         Assistant         Director,   Prudential   Investments   (since  1996);   Vice
Gateway Center 3                             Treasurer         President,   Prudential   Mutual   Fund   Management,   Inc.
100 Mulberry Street                                            (1992-1996)  and   Fund  Accounting   Manager,   Pruco  Life
Newark, NJ  07102                                              Insurance   Company   (life   insurance   division  of   The
                                                               Prudential   Insurance   Company)   (1990-1992);   Assistant
                                                               Treasurer, The Prudential Series Fund, Inc. (1990-1992).

Ouma  Sananikone-Fletcher                    Assistant Vice    Director  (since 1995) and Investment Director (since 1994),
Level 3                                      President and     EquitiLink  Australia  Limited;  Executive  Director  Banque
190 George Street                            Chief Investment  Nationale de Paris Group (1986-1994).
Sydney, N.S.W. 2000                          Officer
Australia

Barry G. Sechos                              Assistant         Director  (since 1994) and  General  Counsel  (since  1993),
Level 3                                      Treasurer         EquitiLink  Australia  Limited;  Solicitor,  Allen  Allen  &
190 George Street                                              Hemsley (1986-1993).
Sydney, N.S.W. 2000
Australia


                                           Position with
Name and Address                             the Fund**                Principal Occupation and Other Affiliations
----------------                             ----------                -------------------------------------------


Roy M. Randall                               Secretary         Partner   (since  1996),   Stikeman,   Elliott,   Australian
Level 32, Chifley Tower                                        counsel to the Fund; Partner,  Freehill,  Hollingdale & Page
2 Chifley Square                                               (until 1996).
Sydney, N.S.W. 2000
Australia

Margaret A. Bancroft                         Assistant         Partner,  Dechert Price  & Rhoads, U.S. counsel to the Fund.
30 Rockefeller Plaza                         Secretary
New York, NY  10112

Allan S. Mostoff                             Assistant         Partner, Dechert Price & Rhoads, U.S. counsel to the Fund.
1775 Eye Street, N.W.                        Secretary
Washington, DC  20006


----------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (as defined in the Investment Company Act) of the Fund or of the Fund's Investment Manager or Investment Adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, which is acting as a Dealer Manager in connection with the Offer. Messrs. Freedman, Maddock, Manor and Sherman are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser, or because they are officers of the Fund or both. Mr. Yontef is deemed to be an interested person because the law firm of which he is a partner acts as legal counsel for the Investment Adviser and its parent.

** The Board of Directors is currently divided into three classes (not including the Preferred Directors). The terms of the Class I, II and III Directors expire in 2001, 1999 and 2000 respectively. Section 18 of the Investment Company Act requires that the holders of any preferred shares, voting separately as a class without regard to series, have the right to elect at least two Directors at all times. The Preferred Directors were elected by the holders of the Preferred Stock in accordance with Section 18.

+        Member, Contract Review Committee.

++       Member, Audit Committee.

BOARD COMMITTEES

         The Board of Directors has a standing Audit Committee, which consists entirely of Directors who are not interested persons of the Fund as defined in the Investment Company Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent accountants and the evaluation by the accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee which also consists of Directors who are not interested persons of the Fund. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewing or amending the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER

         EquitiLink Australia Limited, the Investment Adviser, is an indirect wholly-owned subsidiary of EquitiLink Holdings Limited, a non-listed public company whose principal shareholders are Messrs. Freedman and Sherman, Directors of the Fund.

         Messrs. Freedman and Sherman also serve as directors of EquitiLink International Management Limited, the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman, Sherman and Manor also serve as, respectively, joint managing director, joint managing director and chairman, and executive director of the Investment Adviser. Mr. Manor is also a shareholder of EquitiLink Holdings Limited.

         During the fiscal year ended October 31, 1997, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000 paid by the Investment Manager. Mr. Maddock is a director and a principal shareholder of Professional Consulting Services Limited.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

          The following table sets forth certain information regarding compensation of Directors of the Fund and by the Fund and by the fund complex of which the Fund is a part (the "Fund Complex") for the fiscal year ended October 31, 1997. (The Fund Complex consists of all investment companies having EquitiLink Australia Limited as investment adviser.) Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other investment company in the Fund Complex that is a U.S. registered investment company.


                                                   COMPENSATION TABLE
                                          FISCAL YEAR ENDED OCTOBER 31, 1997

                                                                 Pension or                       Total Compensation
                                                                 Retirement                              From
                                                                  Benefits         Estimated          Registrant
                                               Aggregate           Accrued           Annual            and Fund
                                             Compensation        As Part of         Benefits         Complex Paid
                                                 From          Fund Expenses          Upon           to Directors+
        Name of Person, Position              Registrant                           Retirement
        ------------------------             ------------      -------------       ----------        ---------------

Directors:
Anthony E. Aaronson                           $13,750                N/A              N/A              $21,250(2)
Sir Roden Cutler                               13,750                N/A              N/A               29,250(3)
David Lindsay Elsum                            13,750                N/A              N/A               29,250(3)
Rt. Hon. Malcolm Fraser                        13,750                N/A              N/A               29,250(3)
Laurence S. Freedman                                0                N/A              N/A                    0(3)
Michael R. Horsburgh                           13,750                N/A              N/A               29,250(3)
Harry A. Jacobs, Jr.                                0                N/A              N/A                    0(2)
Howard A. Knight                               13,750                N/A              N/A               21,250(2)
Roger C. Maddock                                    0                N/A              N/A                    0(3)
Neville Miles                                  13,750                N/A              N/A               21,250(2)
William J. Potter                              13,750                N/A              N/A               29,250(3)
Peter D. Sacks                                 13,750                N/A              N/A               21,750(2)
John T. Sheehy                                 13,750                N/A              N/A               29,250(3)
Brian M. Sherman                                    0                N/A              N/A                    0(3)
Preferred Directors:
David Manor                                         0                N/A              N/A                    0(2)
Marvin Yontef                                  13,750                N/A              N/A               13,750(1)


----------

+ The number in parentheses indicates the total number of boards of investment companies in the Fund Complex on which the Director serves.

SHARE OWNERSHIP

          As of July 31, 1998, the Directors and officers of the Fund as a group owned an aggregate of less than 1/4 of 1% of the outstanding Common Stock. No Director or officer of the Fund owns any outstanding Preferred Stock. To the best knowledge of the management of the Fund, as of the record date, no persons or groups beneficially own more than 5% of the outstanding shares of common stock or preferred stock of the Fund.

                  MANAGEMENT AGREEMENT AND ADVISORY AGREEMENT

          EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 (the "Management Agreement") and an advisory agreement dated December 15, 1992 (the "Advisory Agreement"). The current Management Agreement was initially approved on December 12, 1989 by a majority of the Fund's Board of Directors and by a majority of the Fund's Directors who were not interested persons (as defined in the Investment Company
Act) of the Fund, the Investment Manager or the Investment Adviser (the "Disinterested Directors") and the current Advisory Agreement was similarly approved by the Fund's Board of Directors on December 15, 1992. The current Management Agreement and Advisory Agreement were respectively approved by the stockholders of the Fund at annual meetings held on March 15, 1990 and March 15, 1993. Since those dates, the continuance of each of the Management Agreement and the Advisory Agreement has been approved annually in accordance with their respective terms by the Fund's Board of Directors. Pursuant to the existing and previous management agreements and advisory agreements with the Fund, the Investment Manager and Investment Adviser have served in these capacities since the Fund was organized in 1986.

          The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985. The registered office of the Investment Manager is located at Union House, Union Street, St. Helier, Jersey, Channel Islands. EquitiLink U.S.A., located at 45 Broadway, New York, NY 10006, acts as the Investment Manager's agent for service of process in the United States. The
Investment Manager's shares are principally owned by Laurence S. Freedman and Brian M. Sherman.

         The  Investment  Adviser is a  wholly-owned  subsidiary  of  EquitiLink
Limited, an Australian corporation, which is a wholly-owned subsidiary of EquitiLink Holdings Limited, also an Australian corporation. The registered offices of the Investment Adviser, EquitiLink Limited and EquitiLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink U.S.A. is also the Investment Adviser's agent for service of process in the United States. The shares of EquitiLink Holdings Limited are principally owned by Laurence S. Freedman and Brian M. Sherman. Mr. Manor is also a shareholder of EquitiLink Holdings Limited.

          Each of the Investment Manager and the Investment Adviser has all, or a substantial part of, its assets located outside the United States. As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Investment Manager and the Investment Adviser predicated on the civil liability provisions of the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Australia of judgments against the Investment Adviser predicated upon the civil liability provisions of the federal securities laws of the United States. The Fund also has been advised that it is unlikely that the courts of Jersey would adjudge civil liability against the Investment Manager in an original action predicated solely on the federal securities laws of the United States. However, although there is no arrangement in place between Jersey and the United States for the reciprocal enforcement of judgments, the Fund has been advised by Jersey counsel that a judgment rendered by a court in the United States against the Investment Manager predicated upon a violation of the federal securities laws of the U.S. would be enforceable by action or counterclaim or be recognized by the Jersey courts as a defense to an action, or as conclusive of an issue in an action, unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. The Investment Manager and the Investment Adviser are advised by U.S. counsel with respect to the federal securities laws of the United States.

TERMS OF THE MANAGEMENT AGREEMENT

          The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and make investment decisions on behalf of the Fund including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the Investment Company
Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

          The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided however, that if any such person would be an "investment adviser" as defined under the Investment Company Act, that (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund's Directors, Disinterested Directors, and stockholders, as required by the Investment Company Act.

          Management Fee. The Management Agreement provides that, as compensation for its services to the Fund, the Fund will pay the Investment Manager a fee computed at the annual rate of 0.65% of the Fund's average weekly net assets applicable to Common and Preferred Stock up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million, and 0.45% of such assets in excess of $1,750 million, computed upon net assets applicable to Common and Preferred Stock at the end of each week and payable at the end of each calendar month. Because of the Fund's objective, its expense ratio, of which this fee is a component, may be higher than that of closed-end investment companies of comparable size investing in U.S. securities.

          For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid or accrued on behalf of the Investment Manager aggregate management fees of $12,637,375, $11,251,987, and $9,165,046, respectively. During the same periods, the Investment Manager informed the Fund that it paid aggregate advisory fees of $5,602,463, $4,841,352, and $3,952,767, respectively, to the Investment Adviser.

          Payment of Expenses. The Management Agreement obligates the Investment Manager to bear all expenses of its employees and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the Investment Company Act) of the Investment Manager. Pursuant to the Management Agreement, the Fund will bear all of its own expenses including: expenses of organizing the Fund; fees of the Fund's Disinterested Directors; out-of-pocket travel expenses for all Directors; interest expense; taxes and governmental fees, brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of stockholders' meetings and of the preparation and distribution of proxies and reports to stockholders.

          Duration and Termination. The Management Agreement provides that it will continue in effect for 12-month periods, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Manager. The Management
Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, the Investment Manager may terminate the Management Agreement on 90 days' written notice to the Fund.

TERMS OF THE ADVISORY AGREEMENT

          The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities which are denominated in Australian or New Zealand dollars, to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser's best judgment and efforts in rendering services under the Advisory Agreement.

          The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the Investment Company Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, the Advisory Agreement.

          Advisory fee. Under the Management Agreement, the Investment Manager pays the Investment Adviser an advisory fee at the annual rate of 0.25% of the Fund's average weekly net assets applicable to Common and Preferred Stock up to $1,200 million and 0.20% of such assets in excess of $1,200 million at the end of each week and payable at the end of each calendar month.

         Payment of Expenses. The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the Investment Company Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

          Duration and Termination. The Advisory Agreement provides that it will continue in effect for 12-month periods, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Advisory Agreement may be terminated with respect to the Fund at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Manager and the Investment Adviser. The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the Investment Company Act) by that party. In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party on 90 days' written notice to the Fund and the other party.

PORTFOLIO MANAGEMENT

          The Fund's investment decisions are made by a Securities Selection Committee consisting of representatives of the Australian and Asian Fixed Interest team and the Investment Director of the Investment Adviser. Two
Investment Adviser Committees, the Asset Allocations Committee and the Investment Strategy Committee, make broad decisions as to the allocation of assets and investments, leaving decisions with respect to the selection of particular securities to the Securities Selection Committee, which then recommends to the Investment Manager that certain securities be bought or sold.

YEAR 2000 COMPLIANCE BY THE FUND

          The Investment Manager and Investment Adviser are coordinating, managing and monitoring Year 2000 readiness for the Fund. The Investment Manager is working with vendors who provide services, software and systems to the Fund to help ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Investment Manager and Investment Adviser, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

                            ADMINISTRATION AGREEMENT

          Pursuant to an Administration Agreement effective as of December 13, 1988 (the "Administration Agreement"), Prudential Investments Fund Management LLC (the "Administrator") provides office facilities and personnel adequate to perform the following services for the Fund: oversee the determination and publication of the Fund's NAV in accordance with its policy as adopted from time to time by the Board of Directors; oversee the maintenance of the books and records of the Fund required under Rule 31a-1(b)(4) under the Investment Company Act; prepare the Fund's U.S. federal, state and local income tax returns; prepare financial information for the Fund's proxy statements and quarterly and annual reports to stockholders; prepare the fund's periodic financial reports to the Commission; and respond to or refer to the Fund's officers or transfer agent stockholder inquiries relating to the Fund.

          The Fund pays the Administrator a fee computed at the annual rate of 0.15% of the Fund's average weekly net assets applicable to Common and Preferred Stock up to $900 million, and 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million, based upon NAV applicable to Common and Preferred Stock at the end of each week and payable at the end of each calendar month. For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid the Administrator a fee of $2,676,338, $2,465,669, and $2,120,097, respectively. The Administrator's offices are located at Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Portfolio transactions of the Fund are primarily effected with dealers acting as a principal for their own account. During the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid no brokerage commissions. In the event the Fund were to place an order with a broker, the primary objective would be to obtain best execution taking into account a variety of factors including price, commission, size order, difficulty of execution and skill required of the broker.

          Subject to best execution, orders will be placed with brokers who supply research, market and statistical information ("research") to the Fund, the Investment Manager and the Investment Adviser. The research may be used by the Investment Manager and the Investment Adviser in advising other clients, and the Fund's commissions to brokers supplying research may not represent the lowest obtainable commission rates. Although research from brokers supplying research may be useful to the Investment Manager and the Investment Adviser, it will be only supplementary to their own efforts.

                         NET ASSET VALUE OF COMMON STOCK

          The NAV per share of Common Stock is determined no less frequently than the close of business (generally 5:00 p.m. New York City time) on the last business day of each week (generally

Friday) ("Valuation Date") by dividing the value of net assets of the Fund (the value of its assets less its liabilities, its accumulated and unpaid dividends (whether or not earned or declared) on outstanding shares of Preferred Stock and the aggregate liquidation value of such outstanding shares of Preferred Stock) by the total number of shares of Common Stock outstanding. The Board of Directors has established procedures to value the Fund's securities in order to determine the NAV. A security for which market quotations are readily available either on a recognized exchange or from a designated pricing service is valued at the security's last quoted sale price on the exchange or the last trade price quoted by the designated pricing service if the trade price reflects a trade on, or within one local business day prior to, the Valuation Date. All other securities for which OTC market quotations are readily available are valued at the average of the last bid price and the last asked price as of the Valuation Date, provided that the spread between the bid price and the asked price is determined in good faith to be reasonable. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by the Valuation Committee and approved by the Directors.

          The values of the Fund's assets and liabilities are translated into U.S. dollars at the closing selling rate of the U.S. dollar against the currencies in which the Fund's assets and liabilities are denominated at the end of each calendar week quoted by a money center bank or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by the Fund's Board of Directors.

          The Common Stock is listed on the AMEX and the PSE. Shares of closed-end investment companies frequently trade at a discount from NAV, but in certain instances have traded above NAV. The Fund's shares have traded in the market below, at or above NAV since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade above or below NAV in the future.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

          The Fund distributes to stockholders, at least annually, substantially all of its net investment income and net realized capital gains. To the extent practicable, the Fund attempts to maintain a constant level of monthly distributions to stockholders, although there can be no assurance that it will continue to be able to do so. See "Risk Factors and Special Considerations -- Current Distribution Rate." The Offer may have a dilutive impact on investment income available for distribution. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared in _______, 1998 and accordingly, the Fund will not pay such monthly distribution with respect to such Shares.

          Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company, the Plan Agent, in Fund Shares on a monthly basis. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder.

          Any stockholder may enroll in the Plan by contacting the Plan Agent.

          If shares are held of record by a stockholder, the stockholder can participate directly in the Plan. If shares are held in the name of a brokerage firm, bank, or other nominee, a stockholder must instruct its nominee to participate on the stockholder's behalf. If the stockholder's brokerage firm, bank or other nominee is unable to participate on its behalf, the stockholder must request it to re-register such shares in the stockholder's own name which will enable the stockholder's participation in the Plan.

          The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time as representing the total amount registered in a stockholder's name or held by a nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

          If the Fund declares an income dividend or capital gains distribution payable in stock to stockholders who are not Plan participants, the participants will receive that dividend or distribution in newly-issued shares on identical terms and conditions.

          In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's Common Stock plus any brokerage commission is equal to or exceeds NAV, stockholders will receive newly-issued shares valued at the greater of NAV or 95% of current market price. If, on the other hand, the NAV plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds NAV before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

          Participants in the Plan have the option of making additional cash payments to the Plan Agent, in any amount of at least US$100 monthly. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about the fifteenth of each month. Interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent not earlier than ten or later than five business days before the fifteenth of the month. Cash payments received within five business days of the investment date will be held by the Plan Agent until the following month's investment date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

          The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

          In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in the stockholder's name or held for the account of beneficial owners who are to participate in the Plan.

          There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

          With respect to purchases from voluntary cash payments, the Plan Agent will charge US$0.75 for each such purchase from a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

          The automatic reinvestment of dividends and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

          The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200 Attention: Dividend Reinvestment Department.

                                    TAXATION

          The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this Prospectus, which are subject to change.

                               UNITED STATES TAXES

TAX TREATMENT OF THE FUND -- GENERAL

          The Fund intends to continue to qualify annually to be treated as a regulated investment company under the Code.

          To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Requirement"); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

          As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and
(3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. The Fund may distribute net capital gains at least annually and designate them as capital gain diidends where appropriate, or, alternatively, the Fund may choose to reain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon. In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each stockholder of record on the last day of the Fund's taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund's undistributed net capital gain. If such an election were made, each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities. Tax-qualified pension plans and individual retirement accounts ("IRAs") (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return. In addition, the stockholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to 65% of his or her proportionate share of the undistributed net capital gain.

          If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

DISTRIBUTIONS

          For federal income tax purposes, dividends paid by the Fund out of its investment company taxable income will be taxable to a U.S. stockholder as ordinary income. Because none of the Fund's income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a stockholder as long-term gain, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Distributions in excess of the Fund's investment company taxable income and net capital gains will first reduce a stockholder's basis in his shares and, after the stockholder's basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

          Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution. Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

          The Fund presently intends that it will designate as capital gain dividends a proportionate part of the dividends paid to holders of Preferred and Common Stock.

SALE OF SHARES

          Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a stockholder may realize a taxable gain or loss depending upon his basis in the shares. The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and generally will be long-term or short-term gain, depending upon the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to the shares.

ISSUANCE OF PREFERRED STOCK

          The Internal Revenue Service has in a revenue ruling taken the position that a regulated investment company which has two or more classes of shares cannot effectively designate distributions made to each class in any year as consisting of more than that class's proportionate share of particular types of income including capital gain and foreign source income. When both Common
Stock and Preferred Stock are outstanding, the Fund intends to designate distributions made to each class as consisting of particular types of income in accordance with the class's proportionate shares of such income. Thus, the Fund intends to designate as capital gain dividends a proportionate part of the dividends paid to holders of Preferred and Common Stock. Also, if the Fund is eligible to and does elect to pass foreign taxes through to its stockholders, the Fund intends to designate dividends paid to each class of stockholders as consisting of a proportionate share of the foreign taxes paid by the Fund.

          If the Fund does not meet its asset maintenance requirements (See "Capital Stock -- Asset Coverage"), it may be required to suspend distributions to the holders of its Common and/or Preferred Stock until such coverage is restored. Suspension of distributions might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains such qualification, would cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund may be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect these redemptions, the Fund may be required to dispose of assets for cash, and this may result in recognition of gain or loss to the Fund for tax purposes. This gain or loss (or gain or loss from the remittance to the United States of proceeds from the disposition of assets) may be treated, in whole or in part for federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss will increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary income dividend distributions, and all or a portion of distributions made would be treated as a return of capital to stockholders for federal income tax purposes, rather than as an ordinary income dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain

(including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or to avoid imposition of income or excise taxes on the Fund.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

          Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

          The Fund uses the Australian dollar as its functional currency in accounting for its investments in Australia, New Zealand and the Asian
Countries. Gains and losses on non-Australian investments will first be translated into the Australian dollar equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities. Because the Australian dollar is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as
Section 988 gains or losses, described above. However, remittances from Australia, New Zealand or any one of the Asian Countries to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the Australian dollar.

FOREIGN WITHHOLDING TAXES

          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. For example, the Fund's interest income derived from Australian sources generally is subject to a 10% Australian withholding tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to the Fund's stockholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual stockholder who does not itemize deductions. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate stockholders. A foreign stockholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes. Each stockholder will be notified within 60 days after the close of the

Fund's   taxable  year  whether  the  foreign   taxes  paid  by  the  Fund  will
"pass-through" for the year and of the amount of such taxes deemed paid by the stockholder.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of the Fund are held by the Fund or the stockholder, as the case may be, for less than 16 days (46 days in the case of Preferred Stock) during the 30-day period (90-day period for Preferred Stock) beginning 15 days (45 days for Preferred Stock) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to "pass through" to stockholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its stockholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

          The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

          Assuming that the Fund is eligible and does elect to pass foreign taxes through to its stockholders, the Fund currently intends to designate Common and Preferred stockholders' proportionate shares of foreign taxes in the same proportion as the income subject to such taxes is distributed to each such stockholder.

BACKUP WITHHOLDING

          The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a stockholder that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

FOREIGN STOCKHOLDERS

          The tax consequences to a foreign stockholder of an investment in the Fund may be different from and more adverse than the tax consequences to U.S. investors described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                AUSTRALIAN TAXES

          The following discussion is based upon the advice of Stikeman, Elliott, Australian counsel for the Fund and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.

          Under current Australian law, the Fund will be regarded as a non-resident of Australia. Pursuant to the United States Australia Double Tax Agreement (the "Agreement") and assuming the Fund to be a resident of the United States for the purposes of the Agreement, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business or place of management in Australia and if there is no person (other than a broker or other agent of independent status) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority. The Fund does not intend to have a fixed place of business or place of management in Australia or to give any person (other than a broker or other agent of independent status) in Australia the authority to conclude contracts on behalf of the Fund, and accordingly none of the Fund's profits arising from the disposal of its assets should be subject to Australian taxes. The Fund will be subject to an interest withholding tax at the rate of 10% on all interest payments (including discounts on money market securities) under corporate debt instruments, money market securities and Australian Commonwealth Government and State Government securities (unless a certificate of exemption from the interest withholding tax is obtained by the issuer in respect of a particular issue). Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by that person in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident. See "Taxation--United States Taxes--Foreign Withholding Taxes." Generally, the Fund will not be subject to a stamp duty on its investments in government and semi-government securities, promissory notes and bills of exchange.

                                  CAPITAL STOCK

GENERAL

          Set forth below is information with respect to the Fund's outstanding securities as of July 31, 1998:

                                                                               NUMBER OF
                                                                              SHARES HELD           NUMBER OF
                                                       NUMBER OF              BY THE FUND             SHARES
                                                        SHARES                OR FOR ITS            ISSUED AND
TITLE OF CLASS                                        AUTHORIZED               ACCOUNT             OUTSTANDING

Common Stock................................      400,000,000 shares              -0-              194,744,328
Auction Market Preferred Stock..............      100,000,000 shares              -0-                 24,000



COMMON STOCK

          The Fund's Articles of Amendment and Restatement, as amended to date (the "Articles") authorize the issuance of up to 400,000,000 shares of Common Stock. At July 31, 1998, there were 194,744,328 outstanding shares of Common Stock of the Fund, all of which are fully paid and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after the payment of debts and expenses and after payment of the aggregate liquidation preferences to holders of Preferred Stock, including the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared), on the outstanding shares of Preferred Stock. Holders of shares of Common Stock are entitled to one vote per share and do not have cumulative voting rights.

PREFERRED STOCK

          The Fund's Articles authorize the issuance of up to 100,000,000 shares of Preferred Stock, in one or more series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. As of July 31, 1998, an aggregate of 24,000 shares of Preferred Stock in nine series, designated as Series A, Series B, Series C, Series D, Series E, Series F, Series G, Series H and Series I, with an aggregate liquidation preference of $600 million, was outstanding. Under the Investment Company Act, the Fund is permitted to have outstanding more than one series of Preferred Stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends.
Although the Fund has no current intention to issue additional shares of Preferred Stock, it may issue additional shares of Preferred Stock at a time the Board deems appropriate after completion of this Offer.

NO PREEMPTIVE RIGHTS

          No holder of shares of the Fund has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

Liquidation Preference

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any series of Preferred Stock would be entitled to receive a preferential liquidating distribution (to equal the liquidation value of $25,000 per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Stockholders would not be entitled to any further participation in any distribution of assets by the Fund.

VOTING RIGHTS

          Except as otherwise required by applicable law, or by terms of the Fund's Articles or as may be established at the time of the issuance of any series of Preferred Stock, holders of shares of Preferred Stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock. If at any time dividends on shares of the Fund's Preferred Stock are unpaid in an amount equal to two full years' dividends, the holders of outstanding shares of Preferred Stock, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

          The terms of the Preferred Stock require a separate class vote of the Preferred Stock with respect to matters which would affect adversely any preferences, rights, or powers applicable to the Preferred Stock. Moreover, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, voting as a separate class, would be required to approve any plan of reorganization adversely affecting these shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act.

REDEMPTION, PURCHASE AND SALE OF PREFERRED STOCK BY THE FUND

          The terms of the Preferred Stock provide that the shares are redeemable by the Fund in whole or in part, at the liquidation value of $25,000 per share plus accrued dividends per share, that the Fund may tender for or purchase shares of Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of shares of Preferred Stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of shares by the Fund will increase such leverage. The Fund may also need to redeem all or a portion of the Preferred Stock pursuant to the requirements of either the Investment Company Act or the rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding.

LEVERAGE

         The Preferred Stock results in leveraging, which is usually considered speculative and involves certain risks to the holders of Common Stock. These risks include a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock, with increases in the Preferred Stock dividend rates, decreasing the return to holders of Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current dividend rate of the Preferred Stock, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the current dividend rate on the Preferred Stock approaches the net return on the Fund's investment portfolio, as is currently the case, the Fund's leveraged capital structure results in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Further, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, in a declining market the Fund's leverage would result in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged. This would likely be reflected in a greater decline in the market price for shares of Common Stock and, if the Fund's current investment income were not sufficient to meet dividend requirements on Preferred Stock, it could be necessary for the Fund to liquidate certain of its investments, thereby further reducing the NAV attributable to the Fund's Common Stock.

         Because under historical market conditions, Australian and New Zealand long-term debt obligations have produced higher yields than U.S. short-term obligations, the difference between the U.S. short-term rates paid by the Fund on the Preferred Stock and the net Australian and New Zealand long-term debt rates received by the Fund has, over the life of the Fund, provided holders of Common Stock with a higher yield. Holders of Common Stock have generally benefited from the Fund's issuance of the Preferred Stock which commenced in 1989. Since the fiscal quarter beginning August 1, 1997, however, the shrinking yield differential between Australian and U.S. interest rates and a depreciating Australian dollar have resulted in the Preferred Stock having a negative impact on the total return to holders of Common Stock. Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund, which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

         The proposed investment of a significant percentage of the Fund's total assets in higher yielding Asian debt securities, as recommended by the Fund's Investment Manager and Investment Adviser, and approved by Common and Preferred stockholders in May 1998, is expected to increase the Fund's earnings to a position where the leverage will have a positive effective on stockholder returns. See "The Offer--Purpose of the Offer." The implementation of this strategy is proposed to occur within approximately three months after the completion of the Offer by a combination of investing the net proceeds of the Offer together with the proceeds from the sale of existing portfolio securities and proceeds received from maturing Australian debt securities held in the Fund's portfolio. Stockholders are cautioned that there can be no guarantee of future performance and the Fund's investment in Asian debt securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of investment in Asia on the Fund's leverage to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

ASSET COVERAGE

          Under the Investment Company Act, the Fund is not permitted to issue shares of Preferred Stock unless immediately after the issuance the asset coverage of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock ($25,000 plus any accrued and unpaid dividends). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of the declaration, the NAV of the Fund's portfolio (determined after deducting the amount of any dividend or other distribution) is at least 200% of the liquidation value of the Preferred Stock.

          Under the terms of the Preferred Stock, the Fund could be required to suspend distributions to holders of Common Stock in order to maintain the asset coverage required by the Investment Company Act. The suspension of distributions might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains the qualification, could cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund could be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect redemptions, the Fund could be required to dispose of assets for cash, which could result in recognition of gain or loss to the Fund for tax purposes. This gain or loss could be treated, in whole or in part for federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss would increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made would be treated as a return of capital to stockholders for federal income tax purposes, rather than as an ordinary dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain (including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or avoid imposition of income or excise taxes on the Fund. See "Taxation."

          The Fund's outstanding Preferred Stock is currently rated "aa" and AA by Moody's and S&P, respectively. In order to obtain these ratings, the Fund is required to maintain portfolio holdings meeting specified guidelines of these rating agencies. The guidelines impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

RATING AGENCY GUIDELINES

          The Fund intends that, so long as shares of Preferred Stock are outstanding, the composition of its portfolio will reflect guidelines established by the rating agencies in connection with the Fund's receipt of a rating for the Preferred Stock of at least "aa" from Moody's and at least AA from S&P. Moody's and S&P issue ratings for various securities reflecting the perceived creditworthiness of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to receive the above-described ratings for shares of Preferred Stock, which ratings are generally relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

          The Fund intends to maintain a portfolio value at least equal to the discounted value of the assets in its portfolio which satisfies minimum values set by each of the rating agencies. Upon any failure to do this, the Fund will seek to alter the composition of its portfolio to satisfy the rating agency. To the extent it is not able to do so in a timely basis, the Fund may redeem shares of Preferred Stock in accordance with their terms.

                 CERTAIN PROVISIONS OF THE ARTICLES OF AMENDMENT
                           AND RESTATEMENT AND BY-LAWS

          The Fund presently has provisions in its Articles that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or stockholders to amend the Articles or effect changes in the Fund's management. The provisions of the Articles may be regarded as "anti-takeover" provisions. The By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with the Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

          Article Ninth of the Fund's Articles stipulates that a "fair price" be paid for the Fund's shares in the event of a proposed merger or other business combination which is not approved by either 75% of the Continuing Directors of the Board of Directors (as defined therein) or the holders of 75% of the outstanding shares of the Fund voting both as a single class and separately as to each class (the "Fair Price Provision"). The stipulated "fair price" is the higher of:

         (i) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares acquired by it (a) within the two-year period immediately prior to the first public announcement of the proposal of a business combination (the "Announcement Date"), or
         (b) in the transaction in which an Interested Party first becomes the beneficial owner of voting shares of the Fund (a "Threshold Transaction"), whichever is higher; and

         (ii) in the case of Common Stock, the NAV per share of Common Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher, and in the case of any Preferred Stock, the highest preferential amount per share to which the holders of shares of a class of Preferred Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, regardless of whether the business combination to be consummated constitutes such an event.

          Article Ninth requires the same super-majority vote to amend the Articles to "open-end" the Fund by making the Fund's Common Stock redeemable or to adopt any stockholder proposal as to specific investment decisions with respect to the Fund's assets. Stockholders of an open-end investment company may require the company to redeem their shares in kind or in cash at any time (except in certain circumstances authorized by the Investment Company Act) at their NAV less any redemption charge. If shares are redeemed in kind, stockholders may incur brokerage commissions. Conversion to open-end status would require the redemption of all outstanding shares of Preferred Stock.

          An "Interested Party" includes any person, other than an investment company advised by the Investment Manager or any of its affiliates, which proposes to enter into a business combination with the Fund.

               CUSTODIAN, DIVIDEND PAYING AGENTS, TRANSFER AGENTS,
                          REGISTRARS AND AUCTION AGENT

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian for assets of the Fund held in the United States and the Fund's dividend paying agent, transfer agent and registrar for the Fund's Common Stock. The Chase Manhattan Bank acts as Auction Agent for the Preferred Stock and also acts as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Stock.

          Rules adopted under the Investment Company Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in foreign securities, are held by its subcustodians designated by State Street Bank and Trust Company.

                                     EXPERTS

          The financial statements, insofar as they relate to the periods through October 31, 1997, included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, the Fund's independent accountants, given on the authority of said firm as experts in accounting and auditing. The principal place of business of PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York, 10036. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the Commission and consultation on matters related to the preparation and filing of tax returns.

                            DISTRIBUTION ARRANGEMENTS

          Prudential Securities Incorporated, Smith Barney, Inc. and A.G. Edwards & Sons, Inc. will act as Dealer Managers for the Offer (the "Dealer Managers"). Under the terms and subject to the conditions contained in a Dealer Manager Agreement, the Dealer Managers will provide financial advisory, marketing and soliciting services. The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to ______% of the aggregate Subscription Price for the Shares issued pursuant to the Offer (the "Dealer Manager Fee") and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $_________. The Dealer Managers will reallow to the broker-dealer designated on the related Exercise Form a concession of _____% of the Subscription Price for each Share issued pursuant to the Offer, provided that the designated broker-dealer has executed a confirmation accepting the terms of the Soliciting Dealer Agreement relating to the Offer. The Dealer Manager Fee will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights.

          The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to: the expense of preparation and printing of the Prospectus for the Offer, the expense of counsel and auditors in connection with the Offer, the out-of-pocket expenses incurred by the Officers of the Fund in connection with the Offer and others. The Fund and the Investment Manager will indemnify the Dealer Managers against certain liabilities, including liabilities under the Securities Act and the Investment Company Act.

          Prudential Investments Fund Management LLC, an affiliate of Prudential Securities Incorporated, acts as the Fund's Administrator and receives compensation from the Fund in connection with its services. See "Administration Agreement."

          In the ordinary course of their businesses, Prudential Securities Incorporated, other Dealer Managers, and their respective affiliates have in the past engaged, and may in the future engage, in investment banking or financial transactions with the Fund, the Investment Manager, the Investment Adviser and their affiliates.

                                 LEGAL MATTERS

          The validity of the Shares offered hereby will be passed on for the Fund by Dechert Price & Rhoads, New York, New York, who will rely as to matters of Maryland law on the opinion of Venable, Baetjer & Howard, LLP, Baltimore, Maryland. Matters of Australian law will be passed on for the Fund by Stikeman, Elliott, Sydney, Australia. Roy M. Randall, a partner of Stikeman, Elliott, serves as Secretary of the Fund. Margaret A. Bancroft and Allan S. Mostoff, members of Dechert Price & Rhoads, each serve as Assistant Secretaries of the Fund. Certain legal matters will be passed on for the Dealer Managers by Brown & Wood LLP, One World Trade Center, New York, New York.

                              FINANCIAL STATEMENTS

          The Fund's audited financial statements and notes thereto appearing in the October 31, 1997 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference. The Fund's unaudited financial statements and notes thereto appearing in the April 30, 1998 Semi-Annual Report to Shareholders is also incorporated by reference. These reports have previously been provided to stockholders, however, the Fund will provide additional copies of these reports on request without charge. All such requests should be directed to the Fund at Gateway Center 3, at 100 Mulberry Street, Newark, New Jersey 07102.

                             ADDITIONAL INFORMATION

          The Fund has filed with the Commission, Washington, DC 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from that office after payment of the fees prescribed by the Commission.

          The Fund is subject to the informational requirements of the 1934 Act and the Investment Company Act, and in accordance therewith files reports and other information with the Commission. These reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, DC 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Copies of this material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Reports and other information concerning the Fund may also be inspected at the offices of the Exchange. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10005.

          The tabular and other statistical information set forth in this Prospectus is, unless otherwise indicated, based upon or derived from public official documents or information of the Australian or New Zealand governments, its ministries, the Reserve Bank of Australia, the Reserve Bank of New Zealand, SBC Australia Limited, the Australian Bureau of Statistics, the New Zealand Institute of Economic Research, the Organization for Economic Cooperation and Development, Bloomberg, Warburg Australia Bond Indicies, Warburg Dillon Read and the publications Datastream and Main Economic Indicators.

                                                                 APPENDIX A

                               AUSTRALIAN ECONOMY

          Certain information relating to Australia has been extracted from various governmental and private publications as indicated herein. For a listing of these publications, see "Additional Information" in the Prospectus.

OVERVIEW

          The Commonwealth of Australia comprises an area of about 2,773,000 square miles - almost the same as that of the United States, excluding Alaska. In December 1997, Australia's population was estimated to be approximately 18.6 million people.

          The Commonwealth of Australia was formed as a federal union in 1901, when six British colonies of New South Wales, Victoria, Queensland, South Australia, Western Australia and Tasmania were united as states in a "Federal Commonwealth" under the authority of the Commonwealth of Australia Constitution Act enacted by the British Parliament.

          Federal legislative powers in Australia are vested in the Federal Parliament which consists of the Queen, the Senate and the House of Representatives. The Queen is represented throughout Australia by the Governor-General. The Senate and the House of Representatives are both elected by the compulsory vote of all eligible persons. Under the Constitution, the Parliament is empowered to make laws on certain specified matters such as defense, external affairs, interstate and overseas trade and commerce, taxation, currency and banking. Powers not conferred on the parliament remain with the States subject to certain Constitutional limitations.

          The executive power of the Commonwealth under the Constitution is formally vested in the Governor-General. There is a Federal Executive Council to advise the Governor-General in the government of Australia. This council is comprised of the Prime Minister and other Federal Ministers of State, all of whom belong to the party or coalition of parties which has a majority in the House of Representatives. Such Ministers form the Government with the practical result that executive power is exercised by the Prime Minister and other Ministers.

          Prior to World War II, the Australian economy was highly dependent on the rural sector. The 1950's and 1960's saw strong growth in the economy and diversification through developments in the mining sector. There have been some significant structural changes in the past 20 years, with the tertiary sector (i.e., all areas of the economy excluding agriculture, mining and manufacturing) and the mining sector growing strongly. In 1996-97, the rural sector accounted for approximately 4% of Gross Domestic Product ("GDP"), 5% of employment and 20% of total exports of goods and services by value. During the same period, the mining sector accounted for approximately 4% of GDP and 1% of employment, and exports of mining commodities accounted for approximately 35% of exports by value. The tertiary sector accounted for approximately 75% of GDP, approximately 76% of employment and around 24% of exports by value during the period.

SELECTED ECONOMIC DATA

          Domestic Economy. Since 1980-81, the Australian economy has recorded average GDP growth of 3.2%. However, there were severe recessions in 1982-83 and 1990-91, with strong growth in the intervening years. Following the 1990-91 recession, economic activity accelerated with strong growth in private consumption and housing investment. Concern about the possible inflation consequences of strong growth prompted the Reserve Bank of Australia to raise interest rates in the second half of 1994. The tightening in monetary policy saw growth return to more sustainable levels. Annual GDP growth peaked at 6.6% in the September quarter of 1994 and slowed to an annual rate of 1.4% in the March quarter of 1997. Weaker economic growth during 1996 and early 1997, combined with low inflation, encouraged the Reserve Bank of Australia to lower cash rates, almost to the level before rates were increased in 1994. Easier credit conditions promoted a reacceleration of economic growth driven mostly by business investment spending and residential real estate activity. Growth improved to 4-9% in the March quarter 1998, but with some signs of renewed weakness in net exports. The table below shows GDP over the past five years.

                             GROSS DOMESTIC PRODUCT
                                 ($ in millions)

                                                                 For June to June Periods
                                         1992/3            1993/4          1994/5           1995/6           1996/7
GDP, income-based measure              A$407,952         A$432,436        A$460,292        A$491,934        A$517,401
(current prices)
GDP, average measure (constant         A$384,451         A$402,110        A$419,700        A$436,831        A$449,381
1989-90 prices)
% change over previous period             3.4%              4.6%            4.4%             4.1%             2.9%
(constant 1989-90 prices)


Source: Australian Bureau of Statistics, Australian National Accounts (Cat. No. 5206-0).

          Prices. Since 1980-81 Australian CPI inflation has averaged 5.6% with a peak rate of 12.5% in September 1982. Inflation has been trending down since this peak. Following the 1990-91 recession, CPI inflation fell to a low of 0.3% in December 1992. As the economic recovery initially gathered pace, higher wages and import prices began to filter through into the underlying inflation rate. (The underlying inflation rate excludes seasonal and administered prices as well as mortgage interest charges.) The "headline" CPI inflation rate (which includes all relevant prices and represents the average inflation rate for the eight Australian capital states) was also boosted by the increase in mortgage interest charges. These inflation pressures reversed in

1996 and 1997 as tighter monetary conditions impacted. CPI inflation fell to a new low of -0.3% in the September quarter 1997.

          For the year ended June 30, 1998, CPI inflation was 0.7% with the underlying rate at 1.6%. In recent years, the Reserve Bank of Australia has adopted a target for the underlying rate of 2-3% (averaged over a number of years). Underlying annual inflation has been below target for five consecutive quarters including the quarter ended June 30, 1998.

                                     PRICES

                   Consumer Price Index             % Change over Prior Period
                   --------------------             --------------------------
1993-94                 110.4                                  1.8
1994-95                 113.9                                  3.2
1995-96                 118.7                                  4.2
1996-97                 120.3                                  1.3
1997-98                 120.3                                  0.0

Source: Australian Bureau of Statistics, Consumer Price Index (Cat. No. 6401.0).

Note: Indices used year-end June 30 figures; Consumer Price Index 1989-90=100, weighted average of eight capital cities.

          Foreign Trade and Balance of Payments. External trade plays an important part in the Australian economy. In the five years ended June 30, 1997, merchandise exports and imports in current prices, calculated on a balance of payments basis, both averaged approximately 15% of GDP.

          Australia has traditionally been a net importer of capital, facilitating the development of a rich endowment of natural resources at a faster pace than would have been possible if domestic savings were the only source of investment funds. Australia has, therefore, traditionally run a current account deficit.

          Since 1980-81 the current account deficit has averaged 4.4% of GDP, with significant cyclical variations - reflecting the state of the economy and fluctuation in Australia's terms of trade. In 1994-95, the current account deficit represented 6.3% of GDP, boosted by strong import demand (in part reflecting the business investment recovery) and higher debt servicing costs. As the economy slowed through 1996 and 1997, import growth slowed sharply, while export performance stayed robust. The current account deficit represented a below long-term average 3.4% of GDP in 1996-97. More recently, the current account deficit has widened quite sharply again reflecting imports supported by strong domestic demand and the effect of the Asian crisis on Australian exports. The quarterly current account deficit has widened from a low of A$3.1 billion in the June quarter 1997 to A$7.5 billion in the quarter ended March 31, 1998. The following table shows the current account balance for the five years ended June 30, 1997.

                             CURRENT ACCOUNT BALANCE
                           (Australian $ in millions)

                                                                                     Exports of
                                                                                       Goods &
                    Exports of                   Imports of                         Services as
                 Goods & Services             Goods & Services         Goods &        a % of
                 ----------------             ----------------                                                    Current
                                                                       Services     Imports of     Invisibles     Account
                                                                       Balance        Goods &      Balance (2)     Balance
               A$M       % Change (1)       A$M      % Change (1)        A$M       Services (1)       A$M           A$M
               ---       ------------       ---      ------------        ---       ------------       ---           ---
 1992-93     76,804          9.7          78,875         14.3          (2,071)         97.4         (13,152)     (15,223)
 1993-94     82,902          7.9          85,151          8.0          (2,249)         97.4         (14,182)     (16,431)
 1994-95     87,509          5.6          97,425         14.4          (9,916)         89.8         (18,951)     (28,867)
 1995-96     99,004          13.1         100,895         3.6          (1,891)         98.1         (19,933)     (21,824)
 1996-97     105,318         6.4          103,541         2.6           1,777          101.7        (19,308)     (17,531)



Source: Australian Bureau of Statistics, Balance of Payments and International Investment Position (Cat. No. 5302.0).

-------------------------

(1)   Data may not be calculable  due to rounding.

(2) Net total of invisible transactions, consisting primarily of interest, profit and dividends on external assets and liabilities, and government and other transfer payments.

          Australia's net foreign debt as of March 31, 1998 was A$224.5 billion, which is equivalent to approximately 42% of its GDP. In comparison, Australia's net foreign debt as of March 31, 1997 was A$205.1 billion, which was approximately 40% of its GDP.

          Interest Rates. The following table sets forth certain historical short-term Australian bank interest rates and interest rates for medium and long-term Australian Government securities.

                                                                            INTEREST RATES

                   Unofficial        90-day Bank Bill         Business Loan         3-Year Treasury    10-Year Treasury Bonds
   Year (1)       Cash Rate (2)         Yield (3)          Indicator Rate (4)          Bonds (5)                 (5)
   --------       -------------         ---------          ------------------          ---------                 ---
     1994             4.75                 5.45                   9.00                   8.60                   9.65
     1995             7.50                 7.55                   10.70                  8.25                   9.20
     1996             7.50                 7.60                   10.80                  8.35                   8.90
     1997             5.55                 5.30                   9.00                   5.95                   7.05
     1998             5.05                 5.35                   8.05                   5.25                   5.60



Source: Reserve Bank of Australia Bulletin, July 1998; Bloomberg.

-------------------------

(1) June 30, unless otherwise indicated; all quoted rates are in percent per annum terms.

(2)       Average of daily 11:00 a.m. calls for the month.

(3) Average of daily figures for the week ended last Wednesday of the month.

(4) Indicator rate on overdraft loans of A$100,000 or more by large businesses.

(5)       Assessed secondary market yield on the last business day of the month.

          The following table compares interest rates of Australian and U.S. ten-year government bonds over the past five years on a quarter-end basis.

            COMPARISON OF INTEREST RATES OF U.S. AND AUSTRALIAN BONDS
                                  (% per annum)

                                               10-Year U.S.           10-Year Australian
            Five Year                          Treasury Bonds           Government Bonds
            ---------                          --------------        -------------------
            1993............       Qtr. 1           6.02                    7.78
                                        2           5.78                    7.39
                                        3           5.38                    6.84
                                        4           5.79                    6.68

            1994............       Qtr. 1           6.74                    7.95
                                        2           7.32                    9.64
                                        3           7.60                   10.32
                                        4           7.82                   10.04

            1995............       Qtr. 1           7.20                    9.83
                                        2           6.20                    9.21
                                        3           6.18                    8.58
                                        4           5.57                    8.22

            1996............       Qtr. 1           6.33                    8.90
                                        2           6.71                    8.79
                                        3           6.70                    7.80
                                        4           6.42                    7.37

            1997............       Qtr. 1           6.90                    8.01
                                        2           6.50                    7.06
                                        3           6.10                    6.13
                                        4           5.74                    6.04

            1998............       Qtr. 1           5.65                    5.75
                                        2           5.45                    5.55


Source:  Bloomberg GTIO Government and GACGIO Index.

          The following table compares the value of an Australian dollar per U.S. dollar for the periods indicated.

                            EXCHANGE RATES (per US$)

                              At Month Ending                  A$
                              ---------------                  --

     1991.............        March                            1.2900
                              June                             1.3019
                              September                        1.2508
                              December                         1.3161

     1992............         March                            1.3014
                              June                             1.3355
                              September                        1.4006
                              December                         1.4535

     1993............         March                            1.4168
                              June                             1.4877
                              September                        1.5497
                              December                         1.4769

     1994............         March                            1.4269
                              June                             1.3716
                              September                        1.3526
                              December                         1.2873

     1995............         March                            1.3736
                              June                             1.4085
                              September                        1.3236
                              December                         1.3441

     1996............         March                            1.2832
                              June                             1.2674
                              September                        1.2620
                              December                         1.2555

     1997............         March                            1.2715
                              June                             1.3414
                              September                        1.3893
                              December                         1.5321

     1998............         March                            1.5074
                              April                            1.5387
                              May                              1.6036
                              June                             1.6300
                              July                             1.6359

Source: Reserve Bank of Australia Bulletin, July Bulletins.

          Public  Finance.   The  following  table  summarizes  the  outstanding
Australian Commonwealth Government debt.

             GOVERNMENT SECURITIES ON ISSUE AT JUNE 30, 1993 TO 1997
                           (Australian $ in millions)

     1993             1994           1995            1996            1997
     ----             ----           ----            ----            ----
    77,470           91,710         106,205         110,511         111,135

Source:  Reserve Bank of Australia Bulletin, June 1998.

          The following table summarizes Australian Commonwealth Government budget transactions for the five fiscal years ended June 30, 1998. The Government currently expects an underlying surplus (net of asset sales and abnormal one-off accounting transactions) of A$2.7 billion for the 1998-99 financial year, the first underlying surplus in 8 years. The Coalition Government has focused budgetary policy strongly on returning the Budget to underlying surplus. The headline budget (including asset sales and abnormal one-off accounting transactions) returned to surplus in 1997-98, helped by substantial asset sales.

                        SUMMARY OF AUSTRALIAN GOVERNMENT
                         UNDERLYING BUDGET TRANSACTIONS
                           (Australian $ in millions)

                          Total           Total                Surplus/
                          Revenue         Outlays              Deficit
                          -------         -------              --------
1993-94                   100,747         117,814              (17,067)
1994-95                   110,430         123,563              (13,133)
1995/96                   121,688         131,966              (10,278)
1996/97                   131,031         135,933               (4,902)
1997/98 (Estimate)        135,448         136,603               (1,155)
1998/99 (Forecast)        144,258         141,570                2,688

Source: Budget Related paper No. 1, 1998-99; Reserve Bank of Australia Bulletin, July 1998.

AUSTRALIAN DEBT SECURITIES

          Primary Market. Australian semi-government bonds and corporate notes and debentures are issued through tender panels, private placements or by direct solicitation to the public through prospectuses registered with the Australian Securities and Investments Commission of Australian States and Territories (the regulatory authority which administers comprehensive laws relating to, among other things, prospectus disclosure requirements) and are not generally listed on the Australian Stock Exchange ("ASX"). The Commonwealth and State Governments of Australia and their agencies and instrumentalities issue bonds and notes which are generally listed on the ASX. Australian corporations and Government entities also issue Australian dollar-denominated bonds and notes in the Euromarket.

          Secondary Market. As with the U.S. secondary market, most trading in Australian debt securities takes place off the ASX. Trading in Eurobonds also takes place off the European stock exchanges. Certain major commercial banks, stockbrokers and other financial institutions have been designated by the Reserve Bank as reporting bond dealers through which the Reserve Bank usually conducts transactions in Commonwealth Government securities with maturities of more than one year. In addition, commercial banks and investment banking institutions operate an unofficial secondary market in the debt securities of corporations and Government entities.

          Short-Term Debt Instruments. Short-term marketable debt instruments are usually issued with a maturity period of 90 to 180 days. These instruments include notes and bills from Government entities, bank and commercial bills, promissory notes, and certificates of deposit. Short-term non-marketable debt instruments include deposits with banks or merchant banks on a fixed-term basis, varying from 24 hours to 365 days. These securities are traded by commercial banks and investment banking institutions on an unofficial secondary market.

          Recent data on the Australian debt securities market is summarized in the table below.

                           AUSTRALIAN DEBT SECURITIES
                 (Australian $ in billions as of April 30, 1998)

                                    Nominal Value      Market Value
Commonwealth Government...          72,662             83,718
Semi-government...........          46,396             51,944
Corporate.................           8,268              9,441
                                    ------             ------
                  Total...       A$127,686          A$145,103

Source: Warburg Australia Bond Indices, April 1998

                                                                 APPENDIX B

                               ASIAN ECONOMIC DATA

          Certain information relating to the Asian countries has been extracted from various private publications as indicated herein. For a listing of these publications, see "Additional Information" in the Prospectus.

         The economies of Asian Countries are in different stages of development. Hong Kong and Singapore have well developed industrial, financial and service sectors, but limited natural resources. Korea has a large manufacturing sector, but relies heavily on imports of raw materials. The economies of Indonesia, Malaysia, the Philippines and Thailand are generally less developed than Hong Kong, Korea and Singapore, but these countries have higher levels of natural resources. Of the Asian Countries, the economies of China and India are generally the least developed, with large agricultural sectors, but there are geographic regions in each of these countries which have much higher levels of development.


SOVEREIGN DEBT CREDIT RATINGS

          The following table sets forth the credit ratings given by S&P and Moody's to the long-term sovereign debt of certain countries in which the Fund may invest.
                                                       1
                         S&P AND MOODY'S CREDIT RATINGS

                                      S&P                 Moody's (*)

    Japan..................          AAA                  Aaa (AAA)  ~/
    Singapore..............          AAA                  Aa1 (AA+)
    New Zealand............          AA+                  Aa1 (AA+)  ~/
    Taiwan.................          AA+                  Aa3 (AA-)
    Australia..............          AA  /~               Aa2 (AA)
    Hong Kong..............          A+  ~/               A3 (A-)  ~/
    China..................          BBB+  ~/             A3 (A-)  ~/
    Malaysia...............          BBB+  ~/             Baa2 (BBB) ~/
    Thailand...............          BBB-  ~/             =============
                                     ========             Ba1 (BB+)
    South Korea............          BB+                  Bal (BB+)
    Philippines............          BB+  ~/              Ba1 (BB+)
    India..................          BB+  ~/              Ba2 (BB)

                                                          *S&P equivalent

                  /~ - rating agency has a positive outlook on country ~/ - rating agency has a negative outlook on country


                                   ========== - below investment grade

---------------------
1 Long-term foreign sovereign rating

ASIAN ECONOMIES

         In general, the economies of Asian Countries have grown at a relatively high rate during 1988 to 1997. As the following table shows, most of the Asian Countries in which the Fund may invest grew faster than did Australia and New Zealand between 1988 and 1997. On average, for this time period, annual real GDP growth for Asian Countries was 6.8% as compared to the average annual real GDP growth for Australia and New Zealand of 2.5%. Of the Asian Countries, China was the fastest growing economy followed by Malaysia and Singapore. There can be no assurance, however, that the economies of Asian Countries will continue to grow at relatively high rates.

                                                                    AVERAGE ANNUAL REAL GDP GROWTH
                                                                    (% change over previous year)

                         1988      1989      1990      1991     1992      1993      1994      1995      1996     1997      AVERAGE
                         ----      ----      ----      ----     ----      ----      ----      ----      ----     ----      -------

AUSTRALIA                   3.9       3.3      -0.1      -0.1      3.5       3.6       5.6       3.3       3.6      3.1      3.0
NEW ZEALAND                -0.3       0.9      -0.3      -1.7      0.9       5.1       6.0       3.9       3.1      2.3      2.0

CHINA                      11.3       4.1       3.8       9.2     14.2      13.5      12.7      10.5       9.7      8.8      9.8
HONG KONG                   8.0       2.6       3.4       5.1      6.3       6.1       5.3       4.8       4.9      5.3      5.2
INDIA                       9.9       6.6       5.7       0.4      5.3       3.9       7.2       7.2       7.5      5.0      5.9
INDONESIA                   5.8       7.5       7.1       7.0      6.5       6.5       7.8       8.2       8.0      4.8      6.9
JAPAN                       6.2       4.8       5.1       3.8      1.0       0.3       0.6       1.5       3.9      0.8      2.8
MALAYSIA                    8.8       9.2       9.7       8.6      7.8       8.3       9.2       9.6       8.6      7.8      8.8
PHILIPPINES                 6.8       6.2       3.0      -0.6      0.3       2.1       4.3       4.8       5.5      5.1      3.8
SINGAPORE                  11.6       9.6       9.0       7.0      6.2      10.4      10.2       8.9       7.0      7.8      8.8
SOUTH KOREA                11.3       6.4       9.5       9.1      5.1       5.8       8.6       9.0       7.2      5.6      7.8
TAIWAN                      7.8       8.2       5.4       7.6      6.8       6.3       6.5       6.0       5.7      6.7      6.7
THAILAND                   13.3      12.2      11.2       8.5      8.1       8.3       8.7       8.7       6.7      3.7      8.9


Source:  Warburg Dillon Read; Reserve Bank of New Zealand

EXCHANGE RATES

          The following table sets forth the U.S. dollar exchange rates for the last ten years for the currencies of certain countries in which the Fund may invest. As the following table shows, Asian Currencies were relatively stable during the period 1988 to 1996. During the last six months of 1997, however, many of the Asian currencies experienced significant depreciation with the most extreme movements occurring in Indonesia, South Korea, Thailand and Malaysia.

                         US$ EXCHANGE RATE (PERIOD END)

Currencies
(measured
against one             1988       1989       1990      1991       1992      1993       1994       1995        1996        1997
U.S. dollar)            ----       ----       ----      ----       ----      ----       ----       ----        ----        ----

AUSTRALIA (A$)           0.86       0.79       0.77      0.76       0.69      0.68       0.78        0.74        0.80        0.65
NEW ZEALAND (NZ$)        0.63       0.60       0.59      0.54       0.52      0.56       0.64        0.65        0.71        0.59



CHINA                    3.72       3.77       4.78      5.32       5.51      5.76       8.62        8.32        8.30        8.27
HONG KONG                6.49       7.78       7.82      7.81       7.79      7.75       7.81        7.81        7.73        7.75
INDIA                   15.05      16.94      18.12     25.88      30.80     31.37      31.37       34.33       35.85       39.20
INDONESIA            1,725.00   1,784.00   1,889.00  1,984.01   2,063.50  2,102.62   2,196.75    2,283.00    2,363.00    5,402.50
JAPAN                  124.98     143.75     135.80    124.80     124.80    111.61      99.70      103.40      115.70      130.58
MALAYSIA                 2.71       2.70       2.70      2.72       2.61      2.70       2.56        2.54        2.53        3.88
PHILIPPINES             20.70      21.77      27.20     26.15      23.60     28.18      24.42       26.20       26.30       39.50
SINGAPORE                1.95       1.90       1.74      1.62       1.64      1.60       1.46        1.41        1.40        1.68
SOUTH KOREA            684.10     679.60     716.40    760.80     788.40    808.10     787.70      775.75      840.90    1,600.00
TAIWAN                  28.17      26.17      27.11     25.75      25.40     26.63      26.24       27.29       27.49       32.55
THAILAND                25.19      25.61      25.30     25.05      25.49     25.48      25.13       25.20       25.66       47.00



*China: Official Rate before 1989, Swap Rate 1989-93,  Unified Rate from January
        1994

Source: Warburg Dillon Read; Reserve Bank of New Zealand

INTEREST RATES

          The following table sets forth certain historical three-month money market interest rates for certain countries in which the Fund may invest. As the following table shows, domestic interest rates in most Asian Countries rose sharply in 1997. Central banks have maintained tight monetary conditions in an attempt to mitigate pressure on their currencies and to slow credit growth and to contain inflation. On average, at the end of 1997, Asian three-month money market rates were approximately 10.9% compared to Australia and New Zealand which averaged 6.6%. There can be no assurance, however, that Asian Countries will maintain such high rates.

                                                         THREE-MONTH MONEY MARKET INTEREST RATES (END PERIOD)

                          1988       1989       1990      1991       1992      1993       1994      1995       1996      1997
                          ----       ----       ----      ----       ----      ----       ----      ----       ----      ----


AUSTRALIA                  15.00      17.00      11.80      7.50       5.80      4.80       8.30      7.50       6.00      5.00
NEW ZEALAND                14.18      14.10      13.90     10.00       6.70      6.30       9.56      8.59       8.08      8.30

CHINA                        ---        ---        ---       ---        ---       ---        ---       ---      11.80      9.00
HONG KONG                   9.20       8.60       8.00      3.90       4.20      3.40       6.40      5.90       5.60      9.30
INDIA                       9.80      10.60      13.60     13.20      11.20      7.80       9.40     13.00       8.30      7.20
INDONESIA                  18.00      14.50      19.90     19.60      13.80      8.20      14.40     18.00      12.80     18.80
JAPAN                       4.40       6.30       8.40      6.00       3.70      2.50       2.50      0.40       0.40      0.80
MALAYSIA                    4.30       5.20       7.60      8.10       8.00      6.40       5.50      6.30       7.40      9.20
PHILIPPINES                16.70      20.50      26.50     21.10      14.50     15.90      10.70     12.30      11.70     18.10
SINGAPORE                   5.30       5.60       5.30      3.50       2.20      3.30       4.40      2.40       3.40      7.00
SOUTH KOREA                15.00      15.30      15.70     17.70      15.80     12.40      15.50     11.70      12.80     14.80
TAIWAN                      5.70       9.00       7.70      7.60       8.00      6.90       8.00      5.70       5.60      7.30
THAILAND                   10.90      11.80      14.90     10.20       8.00      4.90       8.40     10.20       9.60     15.90


Source:  Warburg Dillon Read; Bloomberg


     ===============================================================         =======================================================

     NO  DEALER,   SALESPERSON   OR  ANY  OTHER   PERSON  HAS  BEEN                                  _____________
     AUTHORIZED   TO  GIVE   ANY   INFORMATION   OR  TO  MAKE   ANY                              SHARES OF COMMON STOCK
     REPRESENTATIONS  OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
     IN CONNECTION  WITH THE OFFER MADE BY THIS  PROSPECTUS AND, IF
     GIVEN OR MADE, SUCH  INFORMATION OR  REPRESENTATIONS  MUST NOT
     BE RELIED  UPON AS HAVING  BEEN  AUTHORIZED  BY THE FUND,  THE
     INVESTMENT  ADVISER  OR  ANY  OF  THE  DEALER  MANAGERS.  THIS
     PROSPECTUS  DOES  NOT  CONSTITUTE  AN  OFFER  TO  SELL  OR THE                            THE FIRST AUSTRALIA PRIME
     SOLICITATION  OF ANY OFFER TO BUY ANY SECURITY  OTHER THAN THE                                INCOME FUND, INC.
     SHARES OF COMMON STOCK  OFFERED BY THIS  PROSPECTUS,  NOR DOES
     IT  CONSTITUTE  AN  OFFER  TO  SELL OR A  SOLICITATION  OF ANY
     OFFER TO BUY THE  SHARES  OF  COMMON  STOCK BY  ANYONE  IN ANY
     JURISDICTION  IN  WHICH  SUCH  OFFER  OR  SOLICITATION  IS NOT
     AUTHORIZED,  OR IN  WHICH  THE  PERSON  MAKING  SUCH  OFFER OR
     SOLICITATION  IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON
     TO WHOM IT IS  UNLAWFUL  TO MAKE SUCH  OFFER OR  SOLICITATION.                            ISSUABLE UPON EXERCISE OF
     NEITHER  THE  DELIVERY  OF THIS  PROSPECTUS  NOR ANY SALE MADE                       NON-TRANSFERABLE RIGHTS TO SUBSCRIBE
     HEREUNDER   SHALL,   UNDER  ANY   CIRCUMSTANCES,   CREATE  ANY                         FOR SUCH SHARES OF COMMON STOCK
     IMPLICATION  THAT  INFORMATION  CONTAINED HEREIN IS CORRECT AS
     OF ANY TIME  SUBSEQUENT  TO THE DATE HEREOF.  HOWEVER,  IF ANY
     MATERIAL  CHANGE  OCCURS WHILE THIS  PROSPECTUS IS REQUIRED BY
     LAW  TO BE  DELIVERED,  THE  PROSPECTUS  WILL  BE  AMENDED  OR
     SUPPLEMENTED ACCORDINGLY.                                                                      ---------------
                                                                                                       PROSPECTUS
                    -------------------------------                                                 ---------------

                            TABLE OF CONTENTS
                                                               Page

     Prospectus Summary............................................
     Fund Expenses.................................................
     Financial Highlights..........................................
     The Offer.....................................................
     Use of Proceeds...............................................
     Description of Common Stock...................................
     The Fund......................................................
     Investment Objective and Policies; Investment
     Restrictions..................................................                          PRUDENTIAL SECURITIES INCORPORATED
     Risk Factors and Special Considerations.......................                              SALOMON SMITH BARNEY
     Portfolio Composition.........................................                            A.G. EDWARDS & SONS, INC.
     Portfolio Securities..........................................
     Management of the Fund........................................
     Management Agreement and Advisory Agreement...................
     Administration Agreement......................................
     Portfolio Transactions and Brokerage..........................
     Net Asset Value of Common Stock...............................
     Dividends and Distributions; Dividend
       Reinvestment and Cash Purchase Plan.........................
     Taxation......................................................
     Capital Stock.................................................
     Certain Provisions of the Articles
       of Amendment and Restatement and By-Laws....................
     Custodian, Dividend Paying Agents, Transfer
       Agents, Registrars and Auction Agent........................
     Experts.......................................................
     Distribution Arrangements.....................................
     Legal Matters.................................................
     Additional Information........................................
     Financial Statements..........................................
     Report of Independent Accountants.............................
     Appendix A.................................................A-1
     Appendix B.................................................B-1                                  ___________, 1998


     ===============================================================         =======================================================


                                     PART B
                                 NOT APPLICABLE

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.        FINANCIAL STATEMENTS:

                                     Audited
                 (incorporated by reference in the Statement of
                  Additional Information from the Registrant's
                   Annual Report to Shareholders dated as of
                   October 31, 1997 filed with the Securities
                  and Exchange Commission on January 13, 1998)

          (i)  Portfolio of Investments as of October 31, 1997
          (ii) Statement of Assets and  Liabilities as of October 31, 1997
          (iii)Statement  of  Operations  for the fiscal year ended  October 31,
               1997
          (iv) Statement of Changes in Net Assets for the fiscal years ended October 31, 1997 and October 31, 1996
          (v)  Notes to the Financial Statements
          (vi) Financial Highlights
          (vii) Report of Independent Accountants

                                    Unaudited
                 (incorporated by reference in the Statement of
                  Additional Information from the Registrant's
                 Semi-Annual Report to Shareholders dated as of
                    April 30, 1998 filed with the Securities
                    and Exchange Commission on July 9, 1998)

          (i)  Portfolio of Investments as of April 30, 1998
          (ii) Statement of Assets and Liabilities as of April 30, 1998
          (iii) Statement of Operations for the six months ended April 30, 1998
          (iv) Statement of Cash Flows for the six months ended April 30, 1998
          (v) Statement of Changes in Net Assets for the six months ended April 30, 1998 (unaudited) and fiscal year ended October 31, 1997 (audited)
          (vi) Notes to the Financial Statements
          (vii)Financial Highlights for the six months ended April 30, 1998 (unaudited) and for each of the five fiscal years in the period ended October 31, 1997 (audited)

2.       EXHIBITS:

          (a) (1) Articles of Amendment and Restatement dated December 14, 1988. (Previously filed as Exhibit (1)(a)(3) to Amendment No. 6 to Registrant's Registration Statement on Form N-2, File No. 811-4611 (the "Original Registration Statement"))*

          (a) (2) Article of Amendment dated May 29, 1991 (Previously filed as Exhibit (1)(a)(6) to Amendment No. 12 to the Original Registration Statement)*

          (a) (3) Article of Amendment dated April 25, 1996. (Previously filed as Exhibit (1)(a)(3) to Amendment No. 27 to Original Registration Statement.)*

          (a)   (4) Article of Amendment dated July 28, 1997.

          (b)   (1) By-Laws  as  amended   through   December   21,   1988.
                    (Previously filed as Exhibit 2 to Amendment No. 6 to Original Registration Statement.)*

                (2) Amendment  dated  January  20,  1991 to the  By-Laws of
                    Registrant.   (Previously   filed  as  Exhibit   2(a)(8)  to
                    Amendment No. 6 to Original Registration Statement.)*

                (3) By-Laws as amended through May 8, 1998.

         (c)   Inapplicable.

         (d) (1) Specimen certificate representing shares of Common Stock (U.S. $.01 par value). (Previously filed as Exhibit 4 to Pre-Effective Amendment No. 2 to Original Registration Statement.)*

               (2)  Form of Subscription Certificate.**

               (3)  Form of Notice of Guaranteed Delivery.**

               (4)  Form of DTC Participant Over-subscription Exercise Form.**

               (5)  Form of Beneficial Owner Certification.**

               (6)  Form of Subscription Rights Agency Agreement.**

          (e) Dividend Reinvestment and Cash Purchase Plan. (Previously filed as Exhibit (e) to Amendment No. 21 to Original Registration Statement.)*

          (f)       Inapplicable.

          (g)  (1)  Management  Agreement  with  EquitiLink   International
                    Management Limited ("EIML") and EquitiLink Australia Limited
                    ("EAL") dated February 1, 1990. (Previously filed as Exhibit
                    6(a)(4)  to  Amendment  No.  10  to  Original   Registration
                    Statement.)*

               (2) Advisory Agreement with EIML and EAL dated December 15, 1992. (Previously filed as Exhibit (g)(2) to Amendment No. 18 to Original Registration Statement.)*

          (h) Form of Dealer Manager Agreement among the Registrant, EIML, EAL, EquitiLink Limited, and Prudential Securities Incorporated, Salomon Smith Barney and A.G. Edwards & Sons, Inc.**

          (i)       Inapplicable.

          (j) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company ("State Street") dated April 11, 1986. (Previously filed as Exhibit (9)(A) to Pre-
                    Effective Amendment No. 2 to Original Registration Statement.)*

          (2) Amendment No. 1 to Custody Agreement between Registrant and State Street. (Previously filed as Exhibit 9(a)(2) to Amendment No. 1 to Original Registration Statement.)*

          (3) Amendment No. 2 to Custody Agreement between the Registrant and State Street dated November 26, 1986. (Previously filed as Exhibit 9(a)(3) to Amendment No. 1 to Original Registration Statement.)*

          (4) Sub-custodian Agreement between State Street London Limited and State Street Bank and Trust Company dated as of November 13, 1985. (Previously filed as Exhibit (9)(D) to Pre-Effective Amendment No. 2 to Original Registration Statement.)*

          (5) Sub-custodian Agreement between State Street Bank and Trust Company and Westpac Banking Corporation dated as of January 1, 1993. (Previously filed as Exhibit (j)(5) to Amendment No. 23 to the Original Registration Statement.)*

          (6) Sub-custodian Agreement between State Street Bank and Trust Company and ANZ Banking Group (New Zealand) Limited dated as of May 11, 1993. (Previously filed as Exhibit (j)(6) to Amendment No. 23 to the Original Registration Statement.)*

          (k) (1) Transfer Agency Agreement between the Registrant and State Street dated April 11, 1986. (Previously filed as
                    Exhibit 10(A) to Pre-Effective Amendment No. 2 to Original Registration Statement.)*

               (2) Administration Agreement between the Registrant and Prudential Mutual Fund Management, Inc. dated December 9, 1988. (Previously filed as Exhibit 10(c)(2) to Amendment No. 6 to Original Registration Statement.)*

          (l)  (1)  Opinion and Consent of Dechert Price & Rhoads.**

               (2)  Opinion of Venable, Baetjer and Howard, LLP.**

          (m)       Inapplicable.

          (n)       Opinion and Consent of Independent Accountants.**

          (o)       Inapplicable

          (p) Subscription Agreement between the Registrant and EIML dated April 14, 1986. (Previously filed as Exhibit 14 to Original Registration Statement.)*

          (q)       Inapplicable

          (r)  (1)  Financial Data Schedule for year ended October 31, 1997.

               (2)  Financial Data Schedule for six months ended April 30, 1998.

          (s)  (1)  Powers of attorney.

               (2)  Certified copy of Board resolutions.**

----------

  *      Incorporated by reference herein.
 **      To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

         See Dealer Manager Agreement to be filed as Exhibit (h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

      Registration fees....................................       $________
      Printing.............................................       $________
      Fees and expenses of qualification under state
        securities laws (including fees of counsel)........       $________
      Legal fees and expenses..............................       $________
      Reimbursement of Dealer Manager expenses.............       $________
      Auditing fees and expenses...........................       $________
      American Stock Exchange listing fees.................       $________
      Pacific Stock Exchange listing fees..................       $________

      Subscription Agent fees and expenses.................       $________
      Information Agent fees and expenses..................       $________
      Engraving and printing stock certificates............       $________
      Miscellaneous........................................       $________
                                                                  ---------
  Total                                                       $____________

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES (AS OF JULY 31, 1998)

   Title of Class                                     Number of Record Holders

   Common Stock ($.01 par value
     per share).......................................          18,221
   Auction Market Preferred Stock, Series A
     ($.01 par value per share).......................               1
   Auction Market Preferred Stock, Series B
     ($.01 par value per share).......................               1
   Auction Market Preferred Stock, Series C
     ($.01 par value  per share)......................               1
   Auction Market Preferred Stock, Series D
     ($.01 par value per share)........................              1
   Auction Market Preferred Stock, Series E
     ($.01 par value per share)........................              1
   Auction Market Preferred Stock, Series F
     ($.01 par value per share)........................              1
   Auction Market Preferred Stock, Series G
     ($.01 par value per share)........................              1
   Auction Market Preferred Stock, Series H
     ($.01 par value per share)........................              1
   Auction Market Preferred Stock, Series I
     ($.01 par value per share)........................              1

ITEM 29. INDEMNIFICATION

         Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its Directors against expenses (including attorneys' fees, judgments, fines and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and liberate dishonesty, or (ii) the director actually received improper personal benefit in money, property or services, or (iii) with respect to a criminal action or proceeding, the director had reasonable cause to believe that the action or omission was unlawful. Article IX, of the Registrant's By-Laws (as amended through January 20, 1991 and currently in effect) provides:

         Article IX. Indemnification. The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

         Reference is made to Section 7 of the Dealer Manager Agreement filed as
Exhibit  (h)  to  this  Registration   Statement  for  provisions   relating  to
indemnification of the Dealer Managers.

         Reference is made to Section 7 of the Dealer Manager Agreement filed as Exhibit (h) to this Registration Statement and to Section 3 of the Advisory Agreement filed as Exhibit (g)(2) herewith for provisions relating to limitation of liability of the Investment Manager and Investment Adviser. Reference is made to Section 3 of the same Advisory Agreement for provisions relating to limitation of liability of the Investment Adviser.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Information as to the Directors and officers of the Investment Manager and the Investment Adviser is included in their respective Forms ADV filed with the Commission and is incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

   Prudential Investments      EquitiLink International    State Street Bank and
   Fund Management LLC         Management Limited          Trust Company

   100 Mulberry Street         Union House                 225 Franklin Street
   Gateway Center 3            Union Street                Boston, MA 02110
   New York, New York 10292    St. Helier, Jersey          For all other records
   For records pursuant to     For records pursuant to
   Rule 31a-1(b)(4)            Rule 31a-1(b)(5),(6),(9),(10)
                               and (11) and Rule 31a-1(f)

ITEM 32. MANAGEMENT SERVICES.

         Not applicable.

ITEM 33. UNDERTAKINGS.

(1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the NAV of its shares declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)      Not applicable.

(3)      Not applicable.

(4)      Not applicable.

(5)      (a)  The  Registrant   hereby   undertakes  that  for  the  purpose  of
         determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

         (b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York on this 19th day of August, 1998.

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.


                                       *
                            -----------------------
                                Brian M. Sherman
                                    President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                                President and Director              8/19/98
            *                   (Principal Executive Officer)
      -----------------------
      Brian M. Sherman

                                Treasurer and Director              8/19/98
            *                   (Principal Financial and
     ------------------------
      David Manor               Accounting Officer)

              *                 Director                            8/19/98
      -----------------------
      Anthony E. Aaronson

              *                 Director                            8/19/98
      -----------------------
      Neville Miles

               *                Director                            8/19/98
      -----------------------
      Sir Arthur Roden Cutler

               *                Director                            8/19/98
      ------------------------
      David Elsum

                                Director                            8/19/98
      ------------------------
      Rt. Hon. Malcolm Fraser

               *                Director                            8/19/98
      -----------------------
      Laurence S. Freedman


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


               *                Director                            8/19/98
      -----------------------
      Michael R. Horsburgh

               *                Director                            8/19/98
      -----------------------
      Harry A. Jacobs, Jr.

               *                Director                            8/19/98
      -----------------------
      Howard A. Knight

               *                Director                            8/19/98
      -----------------------
      Roger C. Maddock

               *                Director                            8/19/98
      -----------------------
      William J. Potter

               *                Director                            8/19/98
      -----------------------
      Peter D. Sacks

               *                Director                            8/19/98
      -----------------------
      John T. Sheehy

               *                Director                            8/19/98
      -----------------------
      Marvin Yontef



                  *By
                       -------------------------------
                            Margaret A. Bancroft
                            as Attorney-in-Fact

EXHIBIT LIST

(a)(4)   Article of Amendment dated July 28, 1997.

(b)(3)   By-Laws as amended through May 8, 1998.

(r)(1)   Financial Data Schedule for year ended October 31, 1997.

(r)(2)   Financial Data Schedule for six months ended April 30, 1998.

(s)(1)   Powers of Attorney.

(s)(2)   Certified Board resolution.


                                      C-11